As Filed with the Securities and Exchange Commission on October 13, 2006

Securities Act File No. 333-136342

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

(212) 454-7190

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Burton M. Leibert, Esq. Mary C. Carty, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.001 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Tax-Exempt New York Money Market Fund

Investors Municipal Cash Fund

Q&A

Q. What is happening?

A. Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and restructure certain money market funds within the DWS fund family.

Q. What issue am I being asked to vote on?

A. You are being asked to vote on a proposal to merge Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”), a series of Investors Municipal Cash Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly, NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. Both funds are money market funds that seek to maintain a share value of $1.00 per share.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q. Why has this proposal been made for my fund?

A. The proposal to merge your fund into NY Tax Free Fund is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the program will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses.

In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Consequently, the combined

Q&A continued

fund is expected to have a lower total operating expense ratio than Tax-Exempt NY Fund’s current expense ratio. Finally, DeAM, Inc., NY Tax Free Fund’s investment advisor, has agreed to cap the expenses of newly created Tax-Exempt New York Money Market Fund (“TENY”) shares of NY Tax Free Fund at a level equal to the current expense cap of Tax-Exempt NY Fund for at least three years following the merger.

Q. Will I have to pay federal income taxes as a result of the merger?

A. The merger is expected to be a tax-free reorganization for federal income tax purposes, and will not take place unless special tax counsel provides an opinion to that effect. Because each fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. Nevertheless, you may wish to consult a tax advisor for more information on your own tax situation.

Q. Upon merger, will I own the same number of shares?

A. Yes. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined on page 21 of the Prospectus/Proxy Statement).

Q. Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A. No. DeAM will bear these costs.

Q. When would the merger take place?

A. If approved, the merger would occur on or about March 12, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q. How can I vote?

A. You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

Q&A continued

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your fund as explained in the Prospectus/Proxy statement; (2) forwarding a later-dated proxy that is received by your fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting.

Q. Will I be able to continue to track my fund’s performance on the Internet?

A. Yes. You will be able to continue to track your fund’s performance on the Internet.

Q. If I have the check writing privilege on my account, will new checks be issued?

A. No. New checks will not be issued. You can continue to use your existing checks.

Q. If I have the debit card privilege on my account, will a new debit card be issued?

A. No. A new debit card will not be issue. You can continue to use your existing debit card.

Q. Whom should I call for additional information about this Prospectus/Proxy Statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

A Message from the Fund’s President

October 13, 2006

Dear Shareholder:

I am writing to ask you to vote on an important matter that affects your investment in Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”). While you are, of course, welcome to join us at the Tax-Exempt NY Fund shareholders’ special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Tax-Exempt NY Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. In this merger, your shares of Tax-Exempt NY Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly created Tax-Exempt New York Money Market Fund (“TENY”) class of NY Tax Free Fund equal in number to Tax-Exempt NY Fund shares held by you.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Trustees of Tax-Exempt NY Fund have determined that the proposed merger of Tax-Exempt NY Fund into NY Tax Free Fund is in the best interests of Tax-Exempt NY Fund. If the merger is approved, the Trustees expect that the proposed changes will take effect during the first quarter of 2007.

Included in this booklet is information about the upcoming shareholders’ special meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	The Prospectus/Proxy Statement, which provides detailed information on NY Tax Free Fund, the specific proposal being considered at the shareholders’ special meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put the Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Tax-Exempt NY Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael G. Clark

President

Investors Municipal Cash Fund

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Tax-Exempt New York Money Market Fund:

A Special Meeting of Shareholders of Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”) will be held on Friday, December 8, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Tax-Exempt NY Fund to NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), in exchange for newly created Tax-Exempt New York Money Market Fund (“TENY”) class shares of NY Tax Free Fund and the assumption by NY Tax Free Fund of the liabilities of Tax-Exempt NY Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Tax-Exempt NY Fund in complete liquidation and termination of Tax-Exempt NY Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Tax-Exempt NY Fund at the close of business on October 11, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

By order of the Trustees

John Millette

Secretary

October 13, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF TAX-EXEMPT NEW YORK MONEY MARKET FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Trustees’ recommendation on the proposal.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please return each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Inc., Tax-Exempt New York Money Market Fund’s proxy solicitor, at the special toll-free number we have set up for you (866) 774-4940 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

INVESTORS MUNICIPAL CASH FUND

Tax-Exempt New York Money Market Fund

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

DWS ADVISOR FUNDS

NY Tax Free Money Fund

345 Park Avenue

New York, New York 10154

(212) 454-7190

October 13, 2006

Acquisition of the assets of:	By and in exchange for shares of:

Tax-Exempt New York Money Market Fund a series of Investors Municipal Cash Fund	NY Tax Free Money Fund a series of DWS Advisor Funds

222 South Riverside Plaza Chicago, Illinois 60606 (312) 537-7000	345 Park Avenue New York, New York 10154 (212) 454-7190

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”), a series of Investors Municipal Cash Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. Tax-Exempt NY Fund and NY Tax Free Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Tax-Exempt NY Fund will receive a number of full and fractional shares of the newly created Tax-Exempt New York Money Market Fund (“TENY”) class shares of NY Tax Free Fund equal in number as of the Valuation Time (as defined below on page 21) to such shareholder’s Tax-Exempt NY Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about October 19, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in NY Tax Free Fund, a series of a diversified open-end registered management investment company. Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The following documents have been filed with the SEC, are incorporated by reference into (which means they legally form a part of) and accompany this Prospectus/Proxy Statement:

(i)	The prospectus of NY Tax Free Fund, dated May 1, 2006 as revised August 14, 2006, as supplemented from time to time, relating to NY Tax Free Fund’s newly created TENY class shares.

The following documents have been filed with the SEC and are incorporated by reference into (which means they legally form a part of) to this Prospectus/Proxy Statement:

(i)	The statement of additional information dated October 13, 2006 (the “Merger SAI”), relating to this Prospectus/Proxy Statement;

(ii)	The prospectus and statement of additional information of Tax-Exempt NY Fund, each dated August 1, 2006, as supplemented from time to time;

(iii)	The annual report to shareholders of Tax-Exempt NY Fund for the fiscal year ended March 31, 2006;

(iv)	The statement of additional information of NY Tax Free Fund, dated May 1, 2006 as revised August 14, 2006, as supplemented from time to time, relating to NY Tax Free Fund’s newly created TENY class shares;

(v)	The semi-annual report to shareholders of NY Tax Free Fund for the six months ended June 30, 2006; and

(vi)	The annual report to shareholders of NY Tax Free Fund for the year ended December 31, 2005.

Shareholders may obtain free copies of the Funds’ annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your financial advisor or by calling the corresponding Fund at (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund.

Like shares of Tax-Exempt NY Fund, shares of NY Tax Free Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested. While the Fund’s advisor gives priority to earning income and maintaining the value of the Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes.

This Prospectus/Proxy Statement is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc. (“Computershare”), Tax-Exempt NY Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

NY Tax Free Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds,

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including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (800) SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Investors Municipal Cash Fund (the “Trust”), of which Tax-Exempt NY Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Tax-Exempt NY Fund into NY Tax Free Fund.

If approved by shareholders, all of the assets of Tax-Exempt NY Fund will be transferred to NY Tax Free Fund solely in exchange for the issuance and delivery to Tax-Exempt NY Fund of newly created TENY class shares of NY Tax Free Fund (“Merger Shares”) equal in number to the outstanding shares of Tax-Exempt NY Fund and for the assumption by NY Tax Free Fund of all liabilities of Tax-Exempt NY Fund. Immediately following the transfer, the Merger Shares received by Tax-Exempt NY Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my shares of Tax-Exempt NY Fund as a result of the merger?

Your shares of Tax-Exempt NY Fund will be exchanged for newly created TENY class shares of NY Tax Free Fund, a Fund with substantially similar characteristics to Tax-Exempt NY Fund. You will hold TENY class shares of NY Tax Free Fund after the merger.

3.	Why is the merger being proposed and why have the Trustees of the Trust recommended that I approve the merger?

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”) to reorganize and restructure certain money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

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In determining to recommend that shareholders approve the merger, the Trustees considered the following factors, among others:

•	That the investment objective, policies, restrictions and strategies of Tax-Exempt NY Fund are similar to the investment objective, policies, restrictions and strategies of NY Tax Free Fund;

•	That shareholders of Tax-Exempt NY Fund are expected to benefit from a lower total fund operating expense ratio;

•	That Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment adviser to NY Tax Free Fund, has agreed to cap the total operating expense ratio of TENY class shares of the NY Tax Free Fund for at least three years following the merger at a level equal to the current expense cap of shares of Tax-Exempt NY Fund; and

•	That DeAM agreed to pay all costs associated with the merger.

The Trustees of the Trust concluded that: (1) the merger is in the best interests of Tax-Exempt NY Fund, and (2) the interests of the existing shareholders of Tax-Exempt NY Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are substantially similar. Tax-Exempt NY Fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital. Under normal circumstances, Tax-Exempt NY Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The Fund does not consider bonds whose interest may be subject to the alternative minimum tax (“AMT”) as municipal securities for purposes of this limitation. The Fund may, however, invest up to 20% of its assets in securities whose interest is subject to the AMT, which means shareholders may owe taxes on a portion of their dividends if such shareholders are among those investors who must pay the AMT. The Fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes. Tax-Exempt NY Fund is designed for New York taxpayers in a moderate to high tax bracket who are interested in tax-free income along with the liquidity and stability that a money fund is designed to offer. Tax-Exempt Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintaining a dollar-weighted average maturity of 90 days or less.

NY Tax Free Fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in investments the income from which is excluded from federal income taxes and exempt from New York State and City personal income taxes. The Fund does not consider bonds whose interest may be subject to the AMT as municipal securities for purposes of this limitation. The Fund may, however, invest up to 20% of its assets in securities whose interest is subject to the AMT, which means shareholders may owe taxes on a portion of their dividends if such shareholders are among those investors who must pay the AMT. The Fund may

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invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the Fund’s criteria. In response to adverse political, economic or market events, the Fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. The Fund seeks to achieve its goal by investing primarily in municipal bonds and notes from New York issuers (or issuers in other locales), the interest on which is exempt from federal income tax and New York State and City personal income taxes. The Fund maintains a dollar-weighted average maturity of 90 days or less.

Both Funds follow two policies designed to maintain a stable share price and to generate income exempt from federal income tax and New York State and New York City personal income taxes:

•	Generally, portfolio securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Funds may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase; and

•	The Funds primarily buy short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two (Tax-Exempt NY Fund) or top three (NY Tax Free Fund) highest long-term rating categories, and are determined to be of comparable quality by the advisor.

As of September 1, 2006, the dollar-weighted average maturity for Tax-Exempt NY Fund and NY Tax Free Fund was 40 days and 31 days, respectively.

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5.	How do the management fee and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that Tax-Exempt NY Fund incurred for the year ended March 31, 2006, and the pro forma estimated expense ratio of NY Tax Free Fund assuming consummation of the merger as of that date. The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in the same management fee ratio and a lower total expense ratio for shareholders of Tax-Exempt NY Fund. There can be no assurance, however, that the merger will result in expense savings. The fees and expenses for the newly created TENY class of NY Tax Free Fund are estimated for the current fiscal year.

Shareholder Fees

(fees paid directly from your investment)

	Tax-Exempt NY Fund	NY Tax Free Fund— TENY class (Pre-Merger)	NY Tax Free Fund— TENY class (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Redemption/Exchange Fee (as a percentage of total redemption proceeds)	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
Tax-Exempt NY Fund	0.22%		0.50%	0.37	%(b)	1.09%		0.09%	1.00	%(d)
NY Tax Free Fund—TENY class (Pre-Merger)	0.22	%(a)	0.50%	0.24	%(g)	0.96	%(e)(f)	—	0.96%
Pro Forma Combined NY Tax Free Fund—TENY class	0.22	%(a)	0.50%	0.24	%(c)	0.96	%(e)(f)	—	0.96%

(a)	Management fee includes 0.10% administration fee paid to the advisor for administrative and accounting services pursuant to an Administrative Services Agreement.
(b)	Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.

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(c)	Other expenses are estimated, accounting for the effect of the merger. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.
(d)	Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of Tax-Exempt NY Fund to the extent necessary to maintain Tax-Exempt NY Fund’s total operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(e)	Contingent upon completion of the merger, for three years from the completion of the merger, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at an annual rate of 1.00% for TENY class shares of NY Tax Free Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(f)	Annual Fund Operating Expenses are estimated since no TENY class shares will be issued prior to the merger.
(g)	Other expenses are estimated since no TENY class shares were issued as of the Fund’s fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.

Examples

The following examples translate the expenses shown in the Annual Fund Operating Expenses into dollar amounts. By doing this you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Tax-Exempt NY Fund(1)	$102	$338	$592	$1,321
NY Tax Free Fund-TENY class (Pre-Merger)	$98	$306	$531	$1,178
Pro Forma Combined NY Tax Free Fund-TENY class	$98	$306	$531	$1,178

(1)	Includes one year of capped expenses in each period.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for NY Tax Free Fund reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger.

Tax-Exempt NY Fund(2)		NY Tax Free Fund— TENY Class (Pre-Merger)		NY Tax Free Fund— TENY Class (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$500 million	0.220%	All Levels	0.12%(1)	All Levels	0.12%(1)
$500 million-$1 billion	0.200%
$1 billion-$2 billion	0.175%
$2 billion-$3 billion	0.160%
More than $3 billion	0.150%

(1)	Prior to June 1, 2006, the management agreement for NY Tax Free Fund contemplated the provision by DeAM, Inc. of both investment advisory and administrative services, and the

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management fee payable by NY Tax Free Fund compensated DeAM, Inc. for both types of services. Effective June 1, 2006, NY Tax Free Fund’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Tax-Exempt NY Fund continues to compensate DeIM (as defined below) for both investment advisory and administrative services.

(2)	The management fee for each series of the Trust, including Tax-Exempt NY Fund, is computed based on the combined average daily net assets of all series of the Trust and allocated to such series based upon the relative net assets of each series.

A discussion regarding the basis for the Tax-Exempt NY Fund Board’s approval of the advisory agreement is available in the most recent semi-annual report to shareholders.

A discussion regarding the basis for the NY Tax Free Fund Board’s approval of the advisory agreement is available in the most recent annual report to shareholders.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Tax-Exempt NY Fund or its shareholders as a direct result of the merger. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy. Each Fund declares dividends daily and pays dividends monthly to shareholders. Each Fund may take into account capital gains and losses in its daily dividend declarations. The cutoff time for wire transfer purchases to receive that day’s dividend is 12:00 p.m. Eastern time for both Funds. The cut-off time will remain 12:00 p.m. Eastern time following the merger.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of the two Funds.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the net asset value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus and statement of additional information.

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9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Tax-Exempt NY Fund.

10.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined below on page 21).

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter.

The Trustees of the Trust believe that the proposed merger is in the best interests of Tax-Exempt NY Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of NY Tax Free Fund and how do they compare with those of Tax-Exempt NY Fund?

Investment Objectives and Strategies.    As noted above, the Funds have substantially similar investment objectives and employ substantially similar investment strategies. Each Fund is a money market fund that emphasizes investments that provide interest income that is exempt from New York State and New York City personal income tax.

Tax-Exempt NY Fund.    The Tax-Exempt NY Fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital. Under normal circumstances, Tax-Exempt NY Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The Fund does not consider bonds whose interest may be subject to the alternative minimum tax (“AMT”) as municipal securities for purposes of this limitation. The Fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes. Tax-Exempt NY Fund is designed for New York taxpayers in a moderate to high tax bracket who are interested in tax-free income along with the liquidity and stability that a money fund is designed to offer. While the Fund’s advisor gives priority to earning income and maintaining the value of the Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes. Tax-Exempt Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintaining a

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dollar-weighted average maturity of 90 days or less. The Fund is managed in accordance with SEC Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”).

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities the Fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

NY Tax Free Fund.    NY Tax Free Fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital. Under normal conditions, the Fund invests at least 80% of its assets in investments the income from which is excluded from federal income tax and exempt from New York State and City personal income taxes. The Fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the Fund’s criteria. In response to adverse political, economic or market events, the Fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. The Fund seeks to achieve its goal by investing primarily in municipal bonds and notes from New York issues (or issues in other locales), the interest on which is exempt from federal income tax and New York State and City personal income taxes. The Fund maintains a dollar-weighted average maturity of 90 days or less.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the Fund may buy. The managers, looking for attractive yield and weighing the considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Both Funds follow two policies designed to maintain a stable share price and to generate income exempt from federal income tax and New York State and City personal income taxes:

•	Generally, portfolio securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Funds may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase; and

•	The Funds primarily buy short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two NRSROs;

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

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•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two (Tax-Exempt NY Fund) or top three (NY Tax Free Fund) highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Both Funds primarily invest in the same types of investments, including:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer’s taxing power;

•	Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less;

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues;

•	Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance;

•	Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. NY Tax Free Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. Tax-Exempt NY Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase;

•	Private activity bonds, which are revenue bonds that finance nongovernmental activities, such as private industry construction. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT; and

•	Municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Each Fund may invest up to 35% of its net assets in MTRs.

For a more detailed description of the investment techniques used by Tax-Exempt NY Fund and NY Tax Free Fund, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

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Primary Risks.    As with any investment, you may lose money by investing in NY Tax Free Fund. There are several risk factors summarized below that could reduce the yield you get from NY Tax Free Fund or make it perform less well than other investments. The risks of an investment in NY Tax Free Fund are the same as the risks of an investment in Tax-Exempt NY Fund. More detailed descriptions of the risks associated with an investment in NY Tax Free Fund can be found in the current prospectus and statement of additional information of NY Tax Free Fund.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, NY Tax Free Fund limits the dollar-weighted average maturity of the securities held by NY Tax Free Fund to 90 days or less. Generally, the prices of short-term investments fluctuate less than longer-term investments.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, NY Tax Free Fund only buys high quality securities with minimal credit risk. Also, NY Tax Free Fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk.    While NY Tax Free Fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which NY Tax Free Fund invests will not perform as expected. This could cause NY Tax Free Fund’s returns to lag behind those of similar money market funds.

Concentration Risk.    Because of NY Tax Free Fund’s concentration in New York municipal securities, NY Tax Free Fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

NY Tax Free Fund’s ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal

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securities and hurt NY Tax Free Fund’s performance. As a result, NY Tax Free Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if NY Tax Free Fund has difficulty finding attractive New York municipal securities to purchase, the amount of NY Tax Free Fund’s income that is subject to New York taxes could increase.

Municipal Trust Receipts Risk.    NY Tax Free Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of NY Tax Free Fund.

An investment in NY Tax Free Fund is not insured or guaranteed by the FDIC or any other government agency. Although NY Tax Free Fund seeks to preserve the value of an investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in NY Tax Free Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund. The performance of the Funds and the index varies over time. TENY class shares are expected to commence operations after the completion of the merger of Tax Exempt NY Fund into NY Tax Free Fund and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of NY Tax Free Fund’s existing Investment Class shares. Although Investment Class shares are not offered in this Prospectus/Proxy Statement, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses. Of course, a Fund’s past performance is not necessarily an indication of future performance.

As of December 31, 2005, Tax-Exempt NY Fund’s taxable equivalent yield was 3.75%. As of December 31, 2005, the existing class of NY Tax Free Fund’s taxable equivalent yield was 4.33%. To learn the current yield, investors may call the Funds’ Service Center at (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund. The taxable equivalent yield demonstrates yield on a taxable investment necessary to produce an after-tax yield equal to a Fund’s tax-free yield. Yield is the income generated by a Fund over a seven day period. This amount is then annualized, which means that we assume the Fund generates the same income every week for a year. The “total return” of a Fund is the change in the value if an investment in the Fund over a given period. Average annual total returns are calculated by averaging the year-by-year returns of each Fund over a given period.

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Calendar Year Total Returns (%)

Tax-Exempt NY Fund

Annual Total Returns (%) as of 12/31 each year

2006 Total Return as of June 30: 1.13%

For the periods included in the bar chart:

Highest Quarter: 0.86%; Q2 2000

Lowest Quarter: 0.02%, Q1 2004

NY Tax Free Fund

Annual Total Returns (%) as of 12/31 each year

2006 Total Return as of June 30: 1.25%

For the periods included in the bar chart:

Highest Quarter: 0.86%; Q4 2000

Lowest Quarter: 0.04%, Q3 2003

Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
Tax-Exempt NY Fund	1.43%	0.82%	1.82%
NY Tax Free Fund	1.70%	1.00%	1.88%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current taxable equivalent yield of the Funds, call your financial advisor or (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund or visit the Funds’ website at www.dws-scudder.com.

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III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    Deutsche Investment Management Americas, Inc. (“DeIM”), which is part of DeAM, is the investment advisor for Tax-Exempt NY Fund. Under the supervision of the Board of Trustees of the Trust, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is headquartered at 345 Park Avenue, New York, NY 10154.

DeAM, Inc. is the investment advisor for NY Tax Free Fund. Under the supervision of the Board of Trustees of DWS Advisor Funds, DeAM, Inc. makes investment decisions for NY Tax Free Fund, buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is headquartered at 345 Park Avenue, New York, NY 10154. DeAM, Inc. and DeIM are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Asset Management (“DeAM”) is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience managing money market funds.

Distribution and Administration Fees.    Pursuant to separate Distribution Service Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), located at 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, serves as principal distributor of shares of Tax-Exempt NY Fund and NY Tax Free Fund. Tax-Exempt NY Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). Pursuant to its Rule 12b-1 Plan, Tax-Exempt NY Fund’s shares have a distribution fee of 0.50%. NY Tax Free Fund has adopted a Rule 12b-1 Plan for the newly created TENY class shares. Pursuant to its Rule 12b-1 Plan, NY Tax Free Fund’s newly created TENY class shares have a distribution fee of 0.50%.

DeAM, Inc. (the “Administrator”) is the Administrator for NY Tax Free Fund pursuant to an administration agreement (the “Administration Agreement”). Tax-Exempt NY Fund does not have a separate administration agreement, however the newly created TENY class shares will pay the Administrator an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.10% pursuant to the Administration Agreement.

Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The NY Tax Free Fund 12b-1 and administration fee structure will remain in effect following the merger.

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Trustees and Officers.    The Trustees of the Trust (of which Tax-Exempt NY Fund is a series) are different from those of DWS Advisor Funds (of which NY Tax Free Fund is a series). As more fully described in the statements of additional information of NY Tax Free Fund, which are available upon request, the following individuals comprise the Board of Trustees of DWS Advisor Funds: Henry P. Becton, Jr., Dawn Marie-Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., Axel Schwarzer, William N. Searcy, Jean Gleason Stromberg and Carl W. Vogt. The officers of NY Tax Free Fund are Michael G. Clark, President, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Vice President and Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer, Robert Kloby, Chief Compliance Officer and A. Thomas Smith, Chief Legal Officer.

Independent Registered Public Accounting Firms.    The Trust’s independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audits and reports on Tax-Exempt NY Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for NY Tax Free Fund.

Declarations of Trust.    Tax-Exempt New York Fund is a series of the Trust, a Massachusetts business trust governed by the laws of The Commonwealth of Massachusetts. The Trust is an open-end management investment company, which was organized under the name “Tax-Exempt New York Money Market Fund” as a Massachusetts business trust on March 2, 1990 with a single investment portfolio. On May 21, 1997, the Trust changed its name from “Tax-Exempt New York Money Market Fund” to “Investors Municipal Cash Fund.” Tax-Exempt NY Fund is governed by an Agreement and Declaration of Trust dated March 9, 1990, as amended.

NY Tax Free Fund is a series of DWS Advisor Funds, a Massachusetts business trust governed by the laws of The Commonwealth of Massachusetts. DWS Advisor Funds is an open-end management investment company, which was organized under the laws of Massachusetts on July 21, 1986. NY Tax Free Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated June 27, 2006, as amended from time to time.

Each charter document is referred to herein as a Declaration of Trust. These charter documents are substantially similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Tax-Exempt NY Fund and NY Tax Free Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund

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have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders nor does NY Tax Free Fund intend to hold annual meetings in the future.

Shares of both Funds are fully paid and non-assessable (except as described below), transferable, and have no preemptive, conversion or subscription rights. Shares of both Funds are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to such class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum amount designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing Tax-Exempt NY Fund and NY Tax Free Fund, however, each disclaims shareholder liability in connection with each Fund’s property or the acts and obligations of the Fund and requires notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by each Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of each Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of each Fund, and provides that each Fund shall be covered by insurance that the Trustees consider necessary or appropriate. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeAM to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself is unable to meet its obligations.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of such trust and belong irrevocably to such Fund for all purposes, subject only to the rights of creditors.

The forgoing is a very general summary of certain provisions of the Declarations of Trust governing Tax-Exempt NY Fund and NY Tax Free Fund. It is qualified in its entirety by reference to the Declarations of Trust themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Tax-Exempt NY Fund are being asked to approve a merger between Tax-Exempt NY Fund and NY Tax Free Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Tax-Exempt NY Fund to NY Tax Free Fund in exchange for the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund and for the issuance and delivery to Tax-Exempt NY Fund of Merger Shares equal in number to the outstanding shares of Tax-Exempt NY Fund as of the Valuation Time (as defined on page 21).

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After receipt of the Merger Shares, Tax-Exempt NY Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Tax-Exempt NY Fund, and the legal existence of Tax-Exempt NY Fund as a series of the Trust will be terminated. Each shareholder of Tax-Exempt NY Fund will receive a number of full and fractional Merger Shares of newly created TENY class shares equal in number to the shareholder’s Tax-Exempt NY Fund shares as of the Valuation Time (as defined on page 21).

Tax-Exempt NY Fund and NY Tax Free Fund have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, Tax-Exempt NY Fund does not expect to dispose of securities prior to the merger, except in the ordinary course. DeAM has represented that as of September 1, 2006, Tax-Exempt NY Fund did not have any investments that were not consistent with the current investment objective, policies, restrictions and strategies of NY Tax Free Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders of Tax-Exempt NY Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Advisor Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. The proposed merger is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds, and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial information.

On May 10, 2006, the Trustees of Tax-Exempt NY Fund, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger and recommended that the merger be approved by shareholders.

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In determining to recommend that the shareholders of Tax-Exempt NY Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The Trustees noted that the estimated operating expense ratio of TENY class shares of the combined fund is lower than the expense ratio of shares of Tax-Exempt NY Fund. The Trustees also considered DeAM, Inc.’s commitment to cap the operating expenses of the combined fund’s TENY class shares for at least three years at a level equal to the current expense cap of shares of Tax-Exempt NY Fund. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees considered that the merger would not result in the dilution of shareholder interests and that the terms and conditions of the Agreement were fair and reasonable.

•	The Trustees noted that the investment objective, policies, restrictions and strategies of Tax-Exempt NY Fund are similar to the investment objective, policies, restrictions and strategies of Tax Free NY Fund and that the securities in Tax-Exempt NY Fund’s portfolio are compatible with the securities in NY Tax Free Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of Tax-Exempt NY Fund to pursue similar investment goals in a larger fund.

•	The Trustees noted that the services available to shareholders of NY Tax Free Fund were substantially similar to those available to shareholders of Tax-Exempt NY Fund.

•	The Trustees noted that DeAM would bear all expenses associated with the merger.

•	The Trustees noted that DeAM believes the combined fund would be more likely to attract additional assets than Tax-Exempt NY Fund and enjoy any related economies of scale.

•	The Trustees noted that DeAM, Inc. has agreed to indemnify NY Tax Free Fund against certain liabilities DWS Advisor Funds may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in DWS Advisor Funds (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	The Trustees noted that DeIM has agreed to indemnify the Disinterested Trustees of Tax-Exempt NY Fund against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of Tax-Exempt NY Fund.

Based on all of the foregoing, the Trustees of Tax-Exempt NY Fund concluded that the participation of Tax-Exempt NY Fund in the proposed merger with NY Tax Free Fund would be in the best interests of Tax-Exempt NY Fund and would not dilute the interests of existing shareholders. The Trustees of Tax-Exempt NY Fund unanimously recommend that shareholders of Tax-Exempt NY Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that NY Tax Free Fund will acquire all of the assets of Tax-Exempt NY Fund in exchange

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for the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund and for the issuance of Merger Shares equal in number to the shares of Tax-Exempt NY Fund. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m., Eastern time on March 9, 2007, or such other date and time as may be agreed upon by the parties) (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Tax-Exempt NY Fund will transfer all of its assets to NY Tax Free Fund, and in exchange NY Tax Free Fund will assume all liabilities of Tax-Exempt NY Fund and deliver to Tax-Exempt NY Fund a number of full and fractional Merger Shares of newly created TENY class shares equal in number to the shares of Tax-Exempt NY Fund. Immediately following the transfer of assets on the Exchange Date, Tax-Exempt NY Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Tax-Exempt NY Fund. As a result of the proposed merger, each shareholder of Tax-Exempt NY Fund will receive a number of Merger Shares of newly created TENY class shares equal in number to the shares of Tax-Exempt NY Fund surrendered by the shareholders. This distribution will be accomplished by the establishment of accounts on the share records of NY Tax Free Fund in the name of such Tax-Exempt NY Fund shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Advisor Funds have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Tax-Exempt NY Fund and NY Tax Free Fund, (ii) by either party if the merger shall not be consummated by May 11, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, and (iv) if the net asset value per share of either Fund, calculated using market values, deviates by more than 0.3% from its net asset value per share calculated using amortized cost.

If shareholders of Tax-Exempt NY Fund approve the merger, NY Tax Free Fund has agreed to identify in writing prior to the Exchange Date any assets of Tax-Exempt NY Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of NY Tax Free Fund, and Tax-Exempt NY Fund agrees to dispose of such assets prior to the Exchange Date. NY Tax Free Fund also agrees to identify in writing prior to the Exchange Date any assets that it would like Tax-Exempt NY Fund to purchase, consistent with NY Tax Free Fund’s investment objective, policies, restrictions and strategies, and Tax-Exempt NY Fund agrees to purchase such assets with the cash proceeds from the disposition of assets identified by NY Tax Free Fund. DeAM, Inc. has represented that it does not expect NY Tax Free Fund to identify any such assets.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

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Description of the Merger Shares.    Merger Shares will be issued to Tax-Exempt NY Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be newly created TENY class shares of NY Tax Free Fund. (TENY class shares of NY Tax Free Fund are not offered currently and are being offered initially in connection with the merger.) The Merger Shares have substantially similar characteristics as shares of Tax-Exempt NY Fund. Merger Shares will be treated as having been purchased on the same date and for the same price as Tax-Exempt NY Fund shares for which they were exchanged. For more information on the characteristics of the Merger Shares, please see the applicable NY Tax Free Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by NY Tax Free Fund of all of the assets of Tax-Exempt NY Fund solely in exchange for Merger Shares and the assumption by NY Tax Free Fund of all of Tax-Exempt NY Fund liabilities, followed by the distribution by Tax-Exempt NY Fund to its shareholders of Merger Shares in complete liquidation of Tax-Exempt NY Fund as series of the Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and NY Tax Free Fund and Tax-Exempt NY Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Tax-Exempt NY Fund upon the transfer of Tax-Exempt NY Fund’s assets to NY Tax Free Fund in exchange for Merger Shares and the assumption of Tax-Exempt NY Fund liabilities by NY Tax Free Fund, or upon the distribution of the Merger Shares to Tax-Exempt NY Fund’s shareholders in liquidation of Tax-Exempt NY Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Tax-Exempt NY Fund on the receipt of Merger Shares solely in exchange for shares of Tax-Exempt NY Fund;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each Tax-Exempt NY Fund shareholder will be the same as the aggregate basis of Tax-Exempt NY Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of Tax-Exempt NY Fund will include the holding periods of Tax-Exempt NY Fund shares exchanged therefor, provided that at the time of the reorganization Tax-Exempt NY Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, NY Tax Free Fund will not recognize gain or loss upon the receipt of assets of Tax-Exempt NY Fund in exchange for Merger Shares and the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of Tax-Exempt NY Fund transferred to NY Tax Free Fund in the reorganization will be the same in

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the hands of NY Tax Free Fund as the basis of such assets in the hands of Tax-Exempt NY Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods in the hands of NY Tax Free Fund of the assets of Tax-Exempt NY Fund transferred to NY Tax Free Fund will include the periods during which such assets were held by Tax-Exempt NY Fund.

While, as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by Tax-Exempt NY Fund’s shareholders, Tax-Exempt NY Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of June 30, 2006 and of NY Tax Free Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	NY Tax Free Money Fund	Tax-Exempt New York Money Fund	Pro Forma Adjustments	NY Tax Free Money Fund Pro Forma Combined
Net Assets
Existing Share Class	$84,830,062	$38,124,867	$(38,124,867)	$84,830,062
TENY Class	—	—	38,124,867	$38,124,867

Total Net Assets	$84,830,062	$38,124,867	$—	$122,954,929

Shares Outstanding
Existing Share Class	84,827,532	38,117,453	(38,117,453)	84,827,532
TENY Class	—	—	38,117,453	38,117,453
Net Asset Value Per Share
Existing Share Class	$1.00	$1.00	$—	$1.00
TENY Class	$—	$—	$—	$1.00

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(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of NY Tax Free Fund will be received by the shareholders of Tax-Exempt NY Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of NY Tax Free Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of NY Tax Free Fund as of June 30, 2006 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that NY Tax Free Fund will be the surviving fund following the merger, and because NY Tax Free Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Tax-Exempt NY Fund to NY Tax Free Fund as contemplated by the Agreement.

The Trustees of the Trust unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Tax-Exempt NY Fund into NY Tax Free Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Tax-Exempt NY Fund shareholders. The Meeting is to be held on Friday, December 8, 2006, at 4:00 p.m., Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting, this Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about October 19, 2006.

As of October 11, 2006, Tax-Exempt NY Fund had 33,931,107.97 shares outstanding.

As of October 11, 2006, NY Tax Free Fund had 72,448,568.58 shares outstanding.

Only shareholders of record on October 11, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Tax-Exempt NY Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. If the shareholders fail to approve the proposed reorganization, the reorganization will not occur.

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Record Date, Quorum and Method of Tabulation.    Shareholders of record of Tax-Exempt NY Fund at the close of business on October 11, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment or postponement thereof. The holders of 30 percent of the outstanding shares of Tax-Exempt NY Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Tax-Exempt NY Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of October 11, 2006, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Tax-Exempt NY Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Tax-Exempt NY Fund as of such date:

Shareholder Name and Address	Percentage Owned
ADP Clearing & Outsourcing Services New York, NY 10041-0004	65.21%

LPL Financial Services San Diego, CA 92121-1968	27.93%

Pension Financial Services Dallas, TX 75201-4609	5.67%

To the best of the knowledge of NY Tax Free Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of NY Tax Free Fund as of October 11, 2006:

Shareholder Name and Address	Percentage Owned
Knotfloat & Co. c/o State Street Bank Boston, MA 02206-5496	65.62%

The Arsenal Company LLC New York, NY 10016-2203	5.04%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Tax-Exempt NY Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

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All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,888.80. As the Meeting date approaches, certain shareholders of Tax-Exempt NY Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Tax-Exempt NY Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and this Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Tax-Exempt NY Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written

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revocation received by the Secretary of Tax-Exempt NY Fund at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or

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defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAm expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS fund have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

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Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of NY Tax Free Money Fund (the “Acquiring Fund” and formerly NY Tax Free Money Fund Investment), a separate series of the Acquiring Trust; Investors Municipal Cash Fund (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Tax-Exempt New York Money Market Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust; and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 345 Park Avenue, New York, New York 10154. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly created Tax-Exempt New York Money Market Fund (“TENY”) class voting shares of beneficial interest (par value $0.001) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in Section 2.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the number of Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the

“1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  Shareholders of the Acquired Fund shall be entitled to receive, with respect to each full and fractional share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be March 12, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2   The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  State Street, (or its designee) as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the shares of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the

Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the SEC as an open-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by

Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquiring Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the SEC as an open-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Trust and the Acquired Trust

5.1  The Acquiring Trust and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3  The Acquired Trust covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than February 2, 2007.

5.4  The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Trust and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Trust covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the SEC. The Acquired Trust will provide the Acquiring Trust with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Trust covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and shall completely liquidate.

5.12  The Acquiring Trust and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Trust agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Trust, which the Acquiring Trust reasonably believes might result in such litigation.

6.2  The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a

Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3  The Acquired Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been duly formed and is an existing Massachusetts business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the SEC and no stop order suspending the effectiveness of the registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the TENY class shares of the Acquiring Fund to

1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1.00% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Trust

The obligations of the Acquiring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Trust, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been duly formed and is an existing Massachusetts business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the SEC and no stop order suspending the effectiveness of the registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

7.6  The Acquired Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Trust and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Trust, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund as a series of the Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

(viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Trust agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeAM, Inc. will bear all the expenses associated with the Reorganization, including without limitation any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Trust and the Acquired Trust, on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before May 11, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Trust, 345 Park Avenue, New York, New York 10154, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq., or to the Acquired Trust, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	INVESTORS MUNICIPAL CASH FUND, on behalf of Tax-Exempt New York Money Market Fund

Secretary	By: Its:

Attest:	DWS ADVISOR FUNDS, on behalf of NY Tax Free Money Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Proxy card enclosed.

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

COSTELLO TE NY

280 Oser Avenue Hauppauge, NY 11788-3610

INVESTORS MUNICIPAL CASH FUND

TAX-EXEMPT NEW YORK MONEY MARKET FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4:00 p.m., Eastern time, on December 8, 2006

PROXY CARD

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	TENY_16803 WAVE III-TE_NY

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL:
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund (“Tax-Exempt NY Fund”) to the NY Tax Free Money Fund, a series of DWS Advisor Funds (“NY Tax Free Fund”) in exchange for shares of NY Tax Free Fund and the assumption by NY Tax Free Fund of all the liabilities of Tax-Exempt NY Fund and the distribution of such shares, on a tax-free basis for federal income tax purposes to the shareholders of Tax-Exempt NY Fund in complete liquidation and termination of Tax-Exempt NY Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

NY TAX FREE MONEY FUND, a series of

DWS ADVISOR FUNDS

PART B

STATEMENT OF ADDITIONAL INFORMATION

345 Park Avenue

New York, NY 10154

(212) 454-7190

RELATING TO THE ACQUISITION BY DWS ADVISOR FUNDS—NY TAX FREE MONEY

FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF INVESTORS MUNICIPAL CASH FUND—TAX-EXEMPT NEW YORK

MONEY MARKET FUND (THE “ACQUIRED FUND”).

Dated: October 13, 2006

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Target Fund as if the merger had been consummated on June 30, 2006.

(i)	The statement of additional information of Acquiring Fund, dated May 1, 2006, as revised August 14, 2006 as supplemented from time to time, relating to newly created Tax-Exempt New York Money Market Fund (“TENY”) shares;

(ii)	The statement of additional information of the Acquired Fund, dated August 1, 2006, as supplemented from time to time;

(iii)	The statement of additional information relating to the proposed merger, dated October 13, 2006 (the “Merger SAI”) a copy of which, if applicable, is included with the Prospectus/Proxy Statement; and

(iv)	the unaudited financial statements included in the Acquiring Fund’s semi-annual report to shareholders for the period ended June 30, 2006; the unaudited financial statements are incorporated herein by reference;

(v)	The audited financial statements included in the Acquiring Fund’s annual report to shareholders for the year ended December 31, 2005; the audited financial statements and related report of the independent registered public accounting firm are incorporated by reference; and

(vi)	The audited financial statements included in the Acquired Fund’s annual report to shareholders for the fiscal year ended March 31, 2006; the audited financial statements and related report of the independent registered public accounting firm are incorporated herein by reference.

This Merger SAI is not a prospectus. A Prospectus/Proxy Statement, dated October 13, 2006, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Merger SAI should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
Municipal Investments 98.6%
New York 93.8%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, University of Albany Foundation Student Housing, Series A, 4.0%, 11/1/2032	285,000	—	285,000	285,000	—	285,000
Albany, NY, Industrial Development Agency, Davies Office Refurbishing, AMT, 4.02%, 2/1/2017	—	390,000	390,000	—	390,000	390,000
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Services, 4.04%, 6/1/2022	2,300,000	440,000	2,740,000	2,300,000	440,000	2,740,000
Hempstead, NY, Industrial Development Agency Revenue, Series F5J-D, AMT, 144A, 4.08%, 10/1/2043	—	1,300,000	1,300,000	—	1,300,000	1,300,000
Hempstead, NY, Industrial Development Agency, Trigen-Nassua Energy, AMT, 4.0%, 9/15/2015	—	800,000	800,000	—	800,000	800,000
Long Island, NY, Power Authority, Electric System Revenue,
Series 1A, 3.95%, 5/1/2033	1,400,000	—	1,400,000	1,400,000	—	1,400,000
Mineola, NY, Union Free School District, Tax Anticipation Notes,
4.5%, 6/29/2007	5,000,000	2,000,000	7,000,000	5,028,671	2,011,469	7,040,140
Nassau, NY, Health Care Corp. Revenue, Series 2004-C1, 3.95%, 8/1/2029	—	100,000	100,000	—	100,000	100,000
New York, Metropolitan Transportation Authority Revenue:
3.45%, 10/6/2006	2,000,000	1,000,000	3,000,000	2,000,000	1,000,000	3,000,000
Series 848-D, 144A, 3.99%, 11/15/2021	2,490,500	299,000	2,789,500	2,490,500	299,000	2,789,500
Series PA-1083, 144A, 4.0%, 5/15/2010	1,450,000	—	1,450,000	1,450,000	—	1,450,000
Series 1040, 144A, 4.0%, 11/15/2020	3,100,000	—	3,100,000	3,100,000	—	3,100,000
Series B-16, 144A, 4.0%, 11/15/2027	100,000	1,700,000	1,800,000	100,000	1,700,000	1,800,000
Series PA-541, 144A, 4.0%, 8/1/2038	500,000	—	500,000	500,000	—	500,000
New York, Oneida Indian Nation, 3.96%, 10/1/2032	1,605,000	—	1,605,000	1,605,000	—	1,605,000
New York, State Dormitory Authority Revenue:
Series 1997, 3.3%, 7/7/2006	—	1,685,000	1,685,000	—	1,685,000	1,685,000
Series 1997, 3.6%, 7/6/2006	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Series 1191, 144A, 3.98%, 5/15/2013	—	795,000	795,000	—	795,000	795,000
Series B09, 144A, 4.0%, 3/15/2023	350,000	350,000	700,000	350,000	350,000	700,000
New York, State Dormitory Authority Revenue, Solar Eclipse Funding Trust, Series 2006-0029, 144A, 3.97%, 2/15/2012	700,000	400,000	1,100,000	700,000	400,000	1,100,000
New York, State Dormitory Authority Revenues, Park Ridge Hospital, Inc., 3.97%, 7/1/2029	2,305,000	—	2,305,000	2,305,000	—	2,305,000
New York, State Energy Research & Development Authority, Facilities Revenue, Consolidated Edison Co., Series C-3, AMT, 4.0%, 11/1/2039	—	1,000,000	1,000,000	—	1,000,000	1,000,000
New York, State Environmental Facilities Corp., Pollution Control Revenue, Series PA-1261, 144A, 4.0%, 12/15/2009	—	1,385,000	1,385,000	—	1,385,000	1,385,000
New York, State General Obligation:
Series B, 2.9%, 3/15/2030	1,080,000	390,000	1,470,000	1,080,000	390,000	1,470,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
3.48%, 7/6/2006	1,000,000	1,000,000	2,000,000	1,000,000	1,000,000	2,000,000
New York, State Housing Finance Agency Revenue:
Series E-39, AMT, 4.0%, 11/15/2031	—	2,200,000	2,200,000	—	2,200,000	2,200,000
Series A, AMT, 4.01%, 5/1/2029	—	300,000	300,000	—	300,000	300,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 3.94%, 11/1/2036	1,600,000	400,000	2,000,000	1,600,000	400,000	2,000,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 4.0%, 11/1/2028	—	415,000	415,000	—	415,000	415,000
New York, State Housing Finance Agency, Service Contract Revenue,
Series D, 3.95%, 3/15/2026	1,600,000	—	1,600,000	1,600,000	—	1,600,000
New York, State Power Authority
3.3%, 7/10/2006	—	1,000,000	1,000,000	—	1,000,000	1,000,000
3.6%, 7/13/2006	2,000,000	1,000,000	3,000,000	2,000,000	1,000,000	3,000,000
New York, State Power Authority Revenue & General Purpose,
3.35%, 3/1/2016	3,500,000	1,000,000	4,500,000	3,500,000	1,000,000	4,500,000
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1383, 144A, 4.01%, 10/1/2013	1,090,000	—	1,090,000	1,090,000	—	1,090,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 4.0%, 3/15/2025	2,575,000	1,800,000	4,375,000	2,575,000	1,800,000	4,375,000
New York, Tobacco Settlement Financing Corp.:
Series R-2033, 144A, 4.02%, 6/1/2021	1,960,000	—	1,960,000	1,960,000	—	1,960,000
Series R-6500, 144A, 4.02%, 6/1/2021	2,230,000	—	2,230,000	2,230,000	—	2,230,000
New York, Tsasc, Inc., Series R-513CE, 144A, 4.02%, 6/1/2034	2,200,000	1,870,000	4,070,000	2,200,000	1,870,000	4,070,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue Revenue, Abraham Joshua Heschel Project, 3.99%, 4/1/2032	1,505,000	—	1,505,000	1,505,000	—	1,505,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 3.98%, 12/1/2034	3,200,000	—	3,200,000	3,200,000	—	3,200,000
New York City, NY, Municipal Finance Authority, Water & Sewer System Revenue, Series 1289, 144A, 4.01%, 12/15/2013	—	1,500,000	1,500,000	—	1,500,000	1,500,000
New York City, NY, Municipal Water Finance Authority, 3.67%, 8/17/2006	2,000,000		2,000,000	2,000,000	—	2,000,000
New York City, NY, Transitional Finance Authority Revenue,
Series A-40, 144A, 4.0%, 11/1/2026	660,000	—	660,000	660,000	—	660,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 3.95%, 11/15/2022	45,000	—	45,000	45,000	—	45,000
Series C-5, 3.95%, 8/1/2031	—	850,000	850,000	—	850,000	850,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery, Series 1-D, 4.0%, 11/1/2022	—	895,000	895,000	—	895,000	895,000
Series 3-F, 4.0%, 11/1/2022	1,500,000	—	1,500,000	1,500,000	—	1,500,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
New York, NY, General Obligation:
Series J-3, 3.95%, 2/15/2016	500,000	—	500,000	500,000	—	500,000
Series H-6, 3.96%, 3/1/2034	580,000	—	580,000	580,000	—	580,000
Series 1318, 144A, 4.01%, 6/1/2013	1,000,000	500,000	1,500,000	1,000,000	500,000	1,500,000
Series I-8, 4.01%, 4/1/2036	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Series E-2, 4.03%, 8/1/2034	1,200,000	—	1,200,000	1,200,000	—	1,200,000
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 3.95%, 1/1/2031	1,235,000	—	1,235,000	1,235,000	—	1,235,000
Series B-13, 144A, 4.0%, 11/15/2021	2,070,000	—	2,070,000	2,070,000	—	2,070,000
Series R-2013, 144A, 4.01%, 11/15/2021	300,000	—	300,000	300,000	—	300,000
Niagara County, NY, Industrial Development Agency, Civic Facility Revenue, NYSARC, Inc. Opportunities Unlimited, Series A, 4.04%, 9/1/202	—	645,000	645,000	—	645,000	645,000
Onondaga County, NY, Industrial Development Agency, Civic Facility Revenue, YMCA of Greater Syracuse, Series A, 4.04%, 11/1/2025	3,700,000	300,000	4,000,000	3,700,000	300,000	4,000,000
Orange County, NY, Industrial Development Agency, Civic Facility Revenue, St. Lukes Cornwall Hospital Project, 4.0%, 7/1/2032	2,565,000	700,000	3,265,000	2,565,000	700,000	3,265,000
Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, Noonan Community Service Corp. Project, Series A, 3.97%, 3/1/2025	1,300,000	—	1,300,000	1,300,000	—	1,300,000
Port Authority of New York & New Jersey:
Series 3.44%, 7/10/2006	900,000	1,265,000	2,165,000	900,000	1,265,000	2,165,000
Series B, 3.61%, 9/7/2006	—	1,200,000	1,200,000	—	1,200,000	1,200,000
Series A, 3.62%, 7/6/2006	—	505,000	505,000	—	505,000	505,000
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.93%, 10/30/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview, Series B, 3.99%, 8/1/2033	600,000	—	600,000	600,000	—	600,000
Schenectady, NY, Bond Anticipation Notes, 4.5%, 5/24/2007	—	1,000,000	1,000,000	—	1,007,168	1,007,168
Schoharie County, NY, Industrial Development Agency, Civic Facility Revenue, Bassett Hospital Project, Series A, 4.04%, 2/1/2021	190,000	320,000	510,000	190,000	320,000	510,000
Syracuse, NY, Tax Anticipation Notes, Series A, 4.125%, 10/30/2006	—	1,050,000	1,050,000	—	1,051,730	1,051,730
Syracuse, NY, Revenue Anticipation Notes, Series B, 4.125%, 10/30/2006	4,000,000	—	4,000,000	4,006,590	—	4,006,590
Yates County, NY, Industrial Development Agency, Civic Facility Revenue, Series B, 3.99%, 9/1/2015	1,510,000	—	1,510,000	1,510,000	—	1,510,000

				79,515,761	35,769,367	115,285,128

California 0.2%
California, State Economic Recovery, Series C-6, 3.88%, 7/1/2023	—	300,000	300,000	—	300,000	300,000

Puerto Rico 4.6%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.98%, 10/1/2008	1,600,000	—	1,600,000	1,600,000	—	1,600,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.97%, 7/1/2020	1,965,000	200,000	2,165,000	1,965,000	200,000	2,165,000
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Certificates Macon Trust, Series R, 144A, 3.97%, 7/1/2035	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Central Facilities, Bristol-Myers Squibb Project, AMT, 4.01%, 12/1/2030	—	400,000	400,000	—	400,000	400,000

				5,065,000	600,000	5,665,000

Total Investment Portfolio (Cost $84,580,761, $36,669,367 and $121,250,128, respectively) 98.6%				84,580,761	36,669,367	121,250,128
Other Assets and Liabilities, Net 1.4%				249,301	1,455,500	1,704,801

Net Assets 100.0%				84,830,062	38,124,867	122,954,929

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

	NY Tax Free Money Fund	Tax-Exempt New York Money Market Fund	Pro Forma Adjustments	NY Tax Free Money Fund Pro Forma Combined
Investments, at value	$84,580,761	$36,669,367	$—	$121,250,128
Cash	$—	$10,107	$—	$10,107
Other assets less liabilities	$249,301	$1,445,393	$—	$1,694,694

Total Net assets	$84,830,062	$38,124,867	$—	$122,954,929

Net Assets
Existing Share Class	$84,830,062	$38,124,867	$(38,124,867)	$84,830,062
TENY Class	—	—	38,124,867	$38,124,867

Total net assets	$84,830,062	$38,124,867	$—	$122,954,929

Shares Outstanding
Existing Share Class	84,827,532	38,117,453	(38,117,453)	84,827,532
TENY Class	—	—	38,117,453	38,117,453

Net Asset Value per Share
Existing Share Class	$1.00	$1.00	—	$1.00
TENY Class	$—	$—	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

	NY Tax Free Money Fund	Tax-Exempt New York Money Market Fund	Pro Forma Adjustments		NY Tax Free Money Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,717,540	$1,229,572	—		$3,947,112
Total Investment Income	2,717,540	1,229,572			3,947,112
Expenses
Management Fees	139,948	92,292	(69,932	)(2)	162,308
Services to Shareholders	17,656	38,117	200,314	(3)	256,087
Administrative Fee	525,084	—	(389,828	)(3)	135,256
Custodian Fees	764	7,656	9,181	(3)	17,601
Distribution Service Fees	17,355	209,756	—		227,111
Auditing	42,183	32,379	(27,336	)(4)	47,226
Legal	16,535	11,048	5,852	(4)	33,435
Trustees Fees	9,193	10,983	(5,565	)(4)	14,611
Reports to Shareholders	24,252	12,052	(11,576	)(4)	24,728
Registration Fees	21,206	18,838	(32,048	)(4)	7,996
Other Expenses	11,758	5,713	(3,973	)(4)	13,498

Total expenses before reductions	825,934	438,834	(324,911)		939,857
Expense reductions	(130,184)	(22,207)	152,391	(5)	—
Expenses, net	695,750	416,627	(172,520)		939,857

Net investment income (loss)	2,021,790	812,945	172,520		3,007,255

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	657	6,887	—		7,544

Net increase in net assets from operations	$2,022,447	$819,832	$172,520		$3,014,799

Notes to Pro Forma Combining Financial Statements June 30, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended June 30, 2006 for NY Tax Free Fund and Tax-Exempt NY Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Tax-Exempt NY Fund in exchange for shares of NY Tax Free Fund at net asset value. Following the acquisition, NY Tax Free Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, NYTax Free Fund intends to continue to qualify as a regulated investment company.

At December 31, 2005, NY Tax Free Fund had a net tax basis capital loss carryforward of approximately $300, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2013.

At March 31, 2006, Tax-Exempt NY Fund had a net tax basis capital loss carryforward of approximately $5,100, which may be . applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2013. During the year ended March 31, 2006, Tax-Exempt NY Fund utilized approximately $6,500 of prior year capital loss carryforwards.

2.	Represents reduction in management fees resulting from the use of NY Tax Free Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the implementation of NY Tax Free Fund’s Administration Agreement which became effective June 1, 2006.

4.	Represents estimated increase (decrease) in expense resulting from the merger.

5.	Represents decreased expense reimbursement due to lower expenses resulting from the merger.

NY Tax Free Money Fund

(formerly NY Tax Free Money Fund Investment)

P R O S P E C T U S

August 14, 2006

Tax-Exempt New York

Money Market Fund

As with all mutual funds, the

Securities and Exchange Commission

(SEC) does not approve or

disapprove these shares or

determine whether the information

in this prospectus is truthful or

complete. It is a criminal offense

for anyone to inform you otherwise.

N Y    T A X    F R E E    M O N E Y    F U N D — T A X – E X E M P T    N E W    Y O R K

M O N E Y    M A R K E T    F U N D

How the Fund Works

3       The Fund’s Main Investment Strategy

5       The Main Risks of Investing in the Fund

7       The Fund’s Performance History

8       How Much Investors Pay

9       Other Policies and Risks

9       Who Manages and Oversees the Fund

13     Financial Highlights

How to Invest in the Fund 14 Policies You Should Know About 19 Understanding Distributions and Taxes

2

NY Tax Free Money Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital.

The fund seeks to achieve its goal by investing in high quality, short-term, tax exempt money market instruments. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and City personal income taxes (collectively, “New York issuers”).

While the fund gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks current income by concentrating its investments in the bonds and notes of New York issuers and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund follows two policies designed to maintain a stable share price and to generate income exempt from Federal income tax and New York State and City personal income taxes:

•	Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	The fund primarily buys short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

3

Principal Investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in securities that have features that reduce their maturities on their purchase date.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction. Note that the interest on these bonds may be subject to local, state and Federal income taxes, including the alternative minimum tax.

•	Municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

4

Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes.

The fund may invest up to 20% of its total assets in notes and bonds that are exempt from Federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund’s criteria.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

Set forth below are some of the prominent risks associated with tax free money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates the prices of short-term investments fluctuate less than longer-term bonds.

5

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Concentration Risk. Because of the fund’s concentration in New York municipal securities, the fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The investment advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

The fund’s ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund’s performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Intermediary Risk. The fund’s shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund’s assets could be significantly reduced if a large intermediary discontinues using the fund.

6

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Tax-Exempt New York Money Market Fund shares of the fund are expected to commence operations after the completion of the proposed reorganization of Tax-Exempt New York Money Market Fund of Investors Municipal Cash Fund into NY Tax Free Money Fund and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the fund’s Investment Class shares, adjusted to reflect the estimated annual operating expenses of Tax-Exempt New York Money Market Fund shares.

Although the fund’s Investment Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses. To learn the current yield, investors may call the fund’s Service Center at 1-800-231-8568.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	2.46
1997	2.64
1998	2.44
1999	2.19
2000	3.02
2001	1.68
2002	0.44
2003	0.11
2004	0.26
2005	1.48

2006 Total Return as of June 30: 1.14%

For the periods included in the bar chart:

Best Quarter: 0.80%, Q4 2000                    Worst Quarter: 0.00%, Q3 2003

7

Average Annual Total Returns as of 12/31/2005

1 Year	5 Years	10 Years
1.48%	0.79%	1.67%

Any future declines in interest rate levels could cause the fund’s earnings to fall below the fund’s expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial advisor from which you obtained this prospectus.

Total returns would have been lower if operating expenses hadn’t been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn’t include any fees that may be charged by your financial advisor.

Fee Table

Shareholder Fees (%) (paid directly from your investment) Annual Fund Operating Expenses (%) (deducted from fund assets)	None
Management Fee(1)	0.22%
Distribution (12b-1) Fee	0.50
Other Expenses(2)	0.24
Total Annual Fund Operating Expenses(3)	0.96

(1)	Includes 0.10% administration fee.

(2)	Other expenses are estimated since no Tax-Exempt New York Money Market Fund shares were issued as of the fund’s fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

(3)	Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of Tax-Exempt New York Money Market Fund shares to the extent necessary to maintain the Tax-Exempt New York Money Market Fund shares’ total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the figures above, this example helps you compare this fund’s expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

8

Other Policies and Risks

While the previous pages describe the main points of the fund’s strategy and risks, there is another issue to know about:

•	The fund’s policy of investing at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes cannot be changed without shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. Deutsche Asset Management, Inc.(“DeAM, Inc.”) is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

The investment advisor

DeAM, Inc., with offices at 345 Park Avenue, New York, NY 10154, acts as the fund’s investment advisor. As investment advisor, DeAM, Inc. under the supervision of the Board of Trustees, makes the fund’s investment decisions. It buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

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DeAM, Inc. receives a management fee from the fund of 0.12% of the fund’s average daily net assets.

The fund’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

Other Services. Deutsche Investment Management Americas Inc. (“DeIM”), an affiliate of DeAM, Inc., provides administrative services — such as fund accounting, legal services and sending proxy statements, shareholder reports and updated prospectus information to you; and collecting your executed proxies. For services provided under the administrative services agreement, DeIM is paid a fee of 0.10% of the fund’s average daily net assets.

DWS Scudder Investments Service Company (“DWS-SISC”), also an affiliate of DeAM, Inc., serves as the fund’s transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

Besides setting up the account and processing your purchase and sale orders, these functions include:

•	keeping accurate, up-to-date records for your individual fund account;

•	implementing any changes you wish to make in your account information;

•	processing your requests for cash dividends and distributions from the fund; and

•	answering your questions on the fund’s investment performance or administration.

DWS-SISC delegates certain of these functions to a third party.

Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

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Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

Tax-Exempt New York Money Market Fund shares of the fund are expected to commence operations after the completion of the reorganization of Tax-Exempt New York Money Market Fund of Investors Municipal Cash Fund into NY Tax Free Money Fund and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the fund’s Investment Class shares, whose historical performance was used to impute the performance shown for the fund’s Tax-Exempt New York Money Market Fund shares on page NO TAGNO TAG. The financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s Investment Class shares financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

NY Tax Free Money Fund — Investment Class

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:	.017	.005	.003	.006	.02
Net investment income
Net realized and unrealized gain (loss) on investment transactions^b	—	—	—	—	—
Total from investment operations	.017	.005	.003	.006	.02
Less distributions from: Net investment income	(.017)	(.005)	(.003)	(.006)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^c	1.70	.47	.32	.65	1.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	110	89	113	110
Ratio of expenses before expense reductions (%)	.87	.88	.83	.82	.80^d
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75^d
Ratio of net investment income (%)	1.67	.49	.33	.65	1.86

^a	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the NY Tax Free Money Portfolio for the respective periods.

^b	Amount is less than $.0005 per share.

^c	Total return would have been lower had certain expenses not been reduced.

^d	Includes expenses of the NY Tax Free Money Portfolio.

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How to Invest in the Fund

The following pages describe the main policies associated with buying and selling shares of the fund. There is also information on dividends and taxes and other matters that may affect you as the fund shareholder.

Because this fund is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800)231-8568.

Rule 12b-1 Plan

The fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual distribution services fee, payable monthly, of 0.50% of the fund’s average daily net assets. Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

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Policies about transactions

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day’s dividend. Wire purchase orders received after 12:00 p.m. Eastern time will not receive that day’s dividend. Please refer to your financial advisor for wire instructions and purchase orders.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same business day. However, you won’t receive that day’s dividend. All orders placed after 12:00 p.m. Eastern time will receive the dividends declared that day and will be wired the next business day.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for redemption for up to 10 days.

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Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Checkwriting enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us.

The fund accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the fund’s transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company

Attention: Transaction Processing

P.O. Box 219151

Kansas City, MO 64121-9151

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although those set by the fund are as follows:

•	Minimum initial investment: $2,000

•	Minimum additional investment: $100

•	Minimum investment with an automatic investment plan: $50

How the fund calculates share price

We calculate the daily price of the fund’s shares (also known as the “Net Asset Value” or “NAV”) each day the fund is open for business, as of 12:00 p.m., Eastern time. The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the funds also may close early. You may call the Service Center at (800) 231-8568 for additional information about whether the funds will close early before a particular holiday. On days the fund closes early:

•	All orders received prior to the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Redemption orders received after the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Purchase orders received after the fund’s close will be processed the next business day.

The fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium — or marks up the discount — at a constant rate until maturity. It does not reflect daily fluctuations in market value. The fund’s Net Asset Value will normally be $1.00 a share.

Generally, the funds are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans’ Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The funds may accept purchase or sale orders on days other then the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances but the “Fed wire” is open, the primary trading markets for the funds’ portfolio instruments are open and the funds’ management believes there is adequate liquidity.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $2,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

•	If we receive your purchase order before 12:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 12:00 p.m. Eastern time, you will not.

•	If we receive your order to sell shares after 12:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it before 12:00 p.m. Eastern time, you will not.

•	change, add or withdraw various services, fees and account policies (for example, we may adjust a fund’s investment minimums at any time)

•	the fund reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

•	the fund reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing.

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•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to DWS Scudder Investments Service Agent, 210 W. 10th Street, Kansas City, Missouri 64105-2005.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

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Dividends from the fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. Dividends paid by the fund attributable to interest from New York municipal notes and bonds generally are exempt from Federal income tax and New York State and City personal income taxes. However, there are a few exceptions:

•	A portion of the fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

•	Because the fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. These also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get the reports automatically. For more copies, call (800) 231-8568.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 231-8568, or contact DWS Scudder at the address listed below. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

DWS Scudder

PO Box 219669

Kansas City, MO 64121-9669

www.dws-scudder.com

(800) 231-8568

SEC

Washington, D.C. 20549-0102

www.sec.gov

(800) SEC-0330

Distributor

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

(800) 621-1148

SEC File Number:

DWS Advisor Funds 811-04760

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P R O S P E C T U S E N C L O S E D

NY Tax Free Money Fund

August 14, 2006

Tax-Exempt New York

Money Market Fund

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STATEMENT OF ADDITIONAL INFORMATION

DWS Advisor Funds

Tax Free Money Fund Investment

May 1, 2006

NY Tax Free Money Fund (formerly NY Tax Free Money Fund Investment):

Investment Class

Tax-Exempt New York Money Market Fund Class

May 1, 2006, as revised August 14, 2006

DWS Advisor Funds (the “Trust”) is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. Tax Free Money Fund Investment and NY Tax Free Money Fund - Investment Class shares and Tax-Exempt New York Money Market Fund class shares (each a “Fund” and, collectively, the “Funds”) are described herein.

Shares of the Funds are sold by DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), the Trust’s distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), the Funds’ investment advisor, and to clients and customers of other organizations.

The Prospectuses for the Funds, dated May 1, 2006, and August 14, 2006 for Tax-Exempt New York Money Market Fund class shares of NY Tax Free Money Fund, provide the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc.). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds’ Prospectuses. The financial statements for each Fund for the fiscal year ended December 31, 2005, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2005. A copy of each Fund’s Annual Report may be obtained without charge by calling the Fund at 1-800-730-1313.

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisor

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Administrator of the Funds

DWS SCUDDER DISTRIBUTORS, INC.

Distributor

i

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that either Fund will achieve its investment objective.

Tax Free Money Fund Investment seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments. The Fund’s portfolio consists primarily of obligations issued by states and their authorities, agencies, instrumentalities and political subdivisions. Under normal conditions, the Tax Free Money Fund Investment invests at least 80% of its net assets in municipal bonds and notes that pay interest exempt from Federal income tax.

NY Tax Free Money Fund seeks a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital. The Fund seeks to achieve its goal by investing in high quality, short-term, tax-exempt money market instruments. The Fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and City personal income taxes (collectively, “New York issuers”). Under normal conditions, NY Tax Free Money Fund invests at least 80% of its assets in investments the income from which is excluded from Federal income tax and exempt from New York State and City personal income taxes (“New York Municipal Obligations”).

NY Tax Free Money Fund and Tax Free Money Fund Investment may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each respective Fund.

Investment Policies

Quality and Maturity of the Funds’ Securities. Each Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Fund, will also determine that all securities purchased by the Funds present minimal credit risks. The Advisor will cause each Fund to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Fund. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Funds may invest in US dollar-denominated, high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) (or one of the two highest short-term ratings from one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are determined by the Advisor to be of comparable quality or, if the obligation has no short-term rating, is rated in one of the top three highest long-term rating categories by a NRSRO and are determined by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Australia and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

US Government Obligations. The Funds may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities (“US Government Obligations”). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

Other US government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration (“FHA”), Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Fund’s minimum credit quality standards, or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in one of the top three highest long-term rating categories or have been determined by the Advisor to be of comparable quality.

Credit Enhancement. Certain of a Fund’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the Fund’s share price. Subject to the diversification limits contained in Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”), each Fund may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Funds would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time, thereby determining the yield during the Funds’ holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds’ holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Each Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement and the Fund is delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under “Repurchase Agreements” and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Fund enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when that Fund sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Funds will meet their obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Funds engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Variable Rate Securities. Each Fund may invest in long-term maturity securities that are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called “variable rate demand notes.” The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and each Fund could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See “Illiquid Securities.”

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as that term is defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Municipal Securities: General. The Funds invest primarily in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Funds’ investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Obligations. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal obligations are further classified as “general obligation” and “revenue” issues and the securities held by the Funds may include “moral obligations,” which are normally issued by special purpose authorities.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. The Funds may invest in municipal notes, which may include:

•	Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

•	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

•	Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

•	Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances there under. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Funds will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

•

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and is paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. Each Fund may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.

•	General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

•	Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

•	Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

•	Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Municipal Trust Receipts. Each Fund may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds’ investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. The Funds expect to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Additional Risk Factors

In addition to the risks discussed above, the Funds’ investments may be subject to the following risk factors:

Special Considerations Relating to New York Municipal Obligations

Some of the significant financial considerations relating to NY Tax Free Money Fund’s investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York (“AIS”) as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

Financial Disclosure for the State of New York (for purposes of this section, sometimes referred to as the “State”)

The State of New York’s most recently completed fiscal year began on April 1, 2005 and ended on March 31, 2006. The most recently published AIS was dated June 12, 2006. The information of the State comes from the Department of Budget (“DOB”). The AIS is available at: www.budget.state.ny.us/investor/ais/ais.html.

The State’s current fiscal year began on April 1, 2006 and ends on March 31, 2007. The Legislature adopted a budget for 2006-07 by April 1, 2006, the start of the State’s fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. After reaching general agreement with the Executive in early March that $750 million in additional “consensus” revenues were available to finance legislative additions to the Governor’s Executive Budget, the Senate and Assembly negotiated a budget agreement that culminated with the passage of final budget bills on March 31, 2006. Although the Legislature adopted the budget on time, the process was, and continues to be, marked by substantive policy disagreements between the Governor and Legislature. During the Legislature’s deliberations, the Governor expressed concerns with the overall levels of spending under consideration for 2006-07, the diminution of reserves, the potentially adverse impact of the budget on structural balance, and the absence of substantive reforms to Medicaid and other programs.

In mid-April, the Governor completed his review of the 2006-07 budget bills passed by the Legislature, vetoing 207 individual items of appropriation and the entire “revenue” bill (companion legislation that authorized numerous tax law changes). The Legislature has constitutionally overridden 165 of the Governor’s vetoes through the date of the AIS.

The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types (collectively, “All Funds”) include:

1)	General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

2)	Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

3)	Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

4)	Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

The following provides a description of some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive. Accordingly, readers should refer to the AIS for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (“SBE”). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and on May 8, 2006, the Court of Appeals authorized an expedited briefing schedule to hear arguments related to the State’s compliance with the Court’s order. Oral arguments may occur as early as September 2006.

The 2006-07 Budget includes $700 million in SBE Aid in the 2006-07 school year, of which approximately 60 percent is for New York City (an increase of roughly $225 million in 2006-07). Approximately 40 percent of “traditional” school aid is also provided to New York City. The State’s Financial Plan projects traditional school aid increases of roughly $500 million annually. In addition, video lottery terminal (“VLT”) revenues are forecast to reach $1.0 billion in 2007-08 and $1.5 billion by 2008-09, with the entire amount earmarked to finance SBE aid. Delays in the opening of currently authorized VLT facilities or the failure to approve proposed expansion of the number of authorized facilities may adversely affect the level of VLT revenues available to finance SBE grants. To directly address the New York City school construction funding directed by the Court, the Budget further authorizes (1) $1.8 billion in capital grants for New York City school construction, and (2) the City’s Transitional Finance Authority to issue $9.4 billion in bonds for school construction. Litigation is ongoing and there is no assurance that these remedies will be sufficient to meet the Court’s standards, or that other litigation will not arise related to the adequacy of the State’s school financing system.

At the request of the Federal government, the State discontinued intergovernmental transfer payments in 2005-06 pending Federal approval of a State Plan Amendment (“SPA”). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, State University of New York (“SUNY”) and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system could be adversely affected.

The new Medicare prescription drug program became available to all Medicare beneficiaries on January 1, 2006. The Federal government now requires the states to finance a portion of this program. Each state’s payment will correspond closely to the spending it would have made on prescription drugs through Medicaid for those recipients who are eligible for both Medicaid and Medicare (“dually eligible”). For New York, the Medicare Part D program is particularly complicated because certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D, and must be fully financed by the State under Medicaid. The State incurred costs related to the emergency financial coverage of prescription drug costs for dually eligible individuals due to nationwide implementation issues with the Federal Medicare Part D Program. These costs totaled roughly $120 million as of March 31, 2006. The Federal government has assured the State that it will fully reimburse these costs, but there can be no assurance that it will do so in a timely manner or at the levels identified by the State.

The Office of the Inspector General (“OIG”) of the Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.4 billion in claims submitted between 1990 and 2001. To date the OIG of the Department of Health and Human Services has issued three final audit reports, which cover claims submitted by upstate school districts for speech pathology and transportation services and New York City for speech pathology services. In these reports, OIG recommends that the State refund to the Centers for Medicare and Medicaid Services (“CMS”) $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State pending the completion of the audits. Since the State has continued to reimburse school districts for these costs these Federal deferrals are projected to drive additional spending of $161 million over the next three years, as reflected in the State’s latest Financial Plan.

Existing labor contracts with all the State’s major employee unions are set to expire at the end of 2006-07. The existing contracts cover a four-year period and included an $800 lump sum payment and general salary increases of 2.5 percent in 2004-05, 2.75 percent in 2005-06 and 3.0 percent in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a total cost of approximately $2.2 billion to the General Fund and $2.9 billion in All Funds. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $83 million annually in the General Fund and $129 million in All Funds.

The State Financial Plan assumes approximately $500 million annually in receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which was offset by a reduction in spending for State aid to localities. There can be no assurance that comparable shortfalls will not occur in 2006-07 or in future years, or that offsetting spending reductions will occur.

Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families. However, the plaintiffs are challenging the adequacy of the increase and, thus, further Court proceedings are pending.

State Economy. The State’s recovery is securely in the middle of its third year. The State’s financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. In addition, New York City’s tourism boom appears to be continuing. However, the most recent data continues to indicate that the State’s economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9 percent in 2006, consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State’s 2006-07 Budget.

The most recent establishment-level data, which permits a more detailed analysis of the State’s labor market dynamics, continues to support a positive outlook for State employment growth. The State’s gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may be yet another indicator of the slowing of State economic growth. Recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State’s position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.

A shock to the economy related to geopolitical uncertainty, particularly in the form of a direct attack, remains the greatest risk to the U.S. forecast. The DOB’s outlook for household sector spending continues to rely on healthy growth in employment and wages, a gradual receding of inflationary pressures, a slow decline in the housing market, and the settling of interest rates at a relatively “neutral” level. If the Federal Reserve believes that the long bond term premium is permanently lower, then it might feel the need to raise short-term interest rates by more than in the past in order to preempt inflationary pressure, presenting the possibility that the Federal Reserve could overshoot. A weaker labor or housing market, or higher interest rates than expected could result in lower consumer spending than projected. Energy market speculation in the face of a tight and uncertain supply of oil remains a risk to the inflation forecast, and is compounded by risks to the value of the dollar.

Finally, excessive volatility in equity prices represents an additional source of uncertainty. However, stronger job growth, lower energy prices, or lower long-term interest rates than anticipated could result in a stronger national economy than projected.

It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

State Budget. The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB.

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.

In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97); $2.3 billion (1997-98); less than $1 billion (in each of the fiscal years 1998-99 through 2000-01); $6.8 billion (2002-03); $2.8 billion (2003-04), $5 billion (2004-2005) and $751 million (2005-2006). While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the out years. The State faces potential General Fund budget gaps of $3.7 billion in 2007-08, and $4.3 billion in 2008-09.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The DOB projects the State will end 2006-07 fiscal year with a General Fund balance of $3.3 billion. This balance is not a surplus from 2006-07 operations, but reflects $1.0 billion in long-term undesignated reserves and $2.3 billion previously set aside to finance existing or planned commitments.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the Tax Stabilization Reserve Fund (“TSRF”) (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund (“CRF”) ($21 million).

All Funds. All Funds receipts for 2005-06 totaled $104.3 billion, a decrease of $546 million from the February Financial Plan projections. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes.

Personal Income Taxes. General Fund personal income tax (PIT) receipts for 2006-07 are expected to total $23.1 billion, an 11.8 percent increase over the prior year. General Fund personal income tax receipts for 2007-08 are projected to reach $23.9 billion in 2007-08, an increase of 3.4 percent from 2006-07. All Funds PIT receipts for 2006-07 are estimated to total $34.2 billion, an increase of approximately $3.4 billion, or 11.1 percent, over the prior year. The forecast reflects continued strong growth in taxable income for 2006, along with the residual benefit of the 2005 tax payments made in April, which includes the impact of the last year of the temporary personal income tax surcharge. Projected growth for 2006-07 reflects the expiration of the temporary surcharge and the part-year impact of the new Empire State Child Credit (effective for tax years beginning in 2006) authorized in the Enacted Budget.

Additional information regarding the state budget as well as historical financial results for the 2005-2006, 2004-2005 and 2003-2004 fiscal years are available in the AIS.

2006-07 Receipts Forecast. All Funds receipts for 2006-07 are projected to total $111.2 billion, an increase of 3.9 percent or $4.2 billion over 2005-06 collections. The estimated increase reflects growth in tax receipts of $3.3 billion, Federal grants of $467 million, and miscellaneous receipts of $423 million.

Total 2006-07 General Fund receipts, including transfers from other funds, are estimated to be $50.9 billion, an increase of $3.7 billion, or 7.7 percent over the prior year. General Fund tax receipts growth is projected at 6.7 percent. General Fund miscellaneous receipts are projected to increase by 41.1 percent, largely due to several one-time transactions expected in the current fiscal year.

Total State Funds receipts are estimated to be $75.4 billion, an increase of $3.7 billion, or 5.2 percent, from 2005-06 receipts. Total All Funds receipts in 2006-07 are expected to reach $111.2 billion, an increase of $4.2 billion, or 3.9 percent, over 2005-06. Tax receipts are projected to increase by $3.3 billion, or 6.1 percent (and 9.8 percent after factoring in the impact of law changes and shifts across funds). The majority of this increase is attributable to the expectation of continued economic expansion offset by the sunset of the personal income tax surcharge and the newly enacted tax reductions included with this Budget. Federal grants are expected to increase by $467 million, or 2.1 percent. Miscellaneous receipts are projected to increase by $423 million, or 2.3 percent.

Reserves are expected to be $3.2 billion at the end of 2006-07, with $2.3 billion designated for future use and $1 billion in undesignated reserves. The $2.3 billion of reserves designated for future use includes $1.8 billion in a spending stabilization reserve (the Financial Plan projects the reserve will be used in equal installments in 2007-08 and 2008-09), and $276 million to fund existing member item programs from the Community Projects Fund. Another $250 million is currently reflected in reserves in 2006-07 for debt reduction, but is expected to be used in 2006-07 to eliminate high cost debt. The $1 billion of undesignated reserves includes $944 million in the TSRF (Rainy Day Reserve), after the maximum deposit of $72 million in 2005-06, and $21 million in the CRF for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 2 percent, and can be used only to respond to unforeseen mid-year budget shortfalls.

The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and © financing $250 million in reserves that will be used in the future to lower State debt. The proposals also include significant new tax reductions and spending initiatives.

Spending restraint constitutes the vast majority of the gap-closing plan of $2.1 billion, before recommended spending additions, tax policy changes, and new reserves for debt reduction. Proposals to slow Medicaid growth account for over 60 percent of the total savings. Other initiatives to restrain spending include performance incentives for tuition assistance grants, flexibility for the State’s public universities to raise tuition absent sufficient administrative cost-savings, and the imposition of stricter benefit limits for public assistance families that fail to meet work participation requirements. The budget also includes proposals to maximize Federal aid and achieve savings in State agency operations.

Limitations on State Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. Except as noted in the next sentence, the State Constitution also provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years.

The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt.

As of March 31, 2006, State-supported debt in the amount of $41.117 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $6.2 billion each. As discussed below, as of March 31, 2006, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2009-10.

All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2006 the State had about $2.1 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 5.1 percent of total debt outstanding. That amount includes $1.8 billion of unhedged variable rate obligations and $277 million of in synthetic variable rate obligations.

The State’s current policy is to count 35 percent of the notional amount of outstanding 65 percent of London Interbank Offer Rate (“LIBOR”) fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State’s authorities and public benefit corporations (“Authorities”). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State.

State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the “Capital Plan”) with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 17, 2006. State-supported debt levels are projected to increase from $42.6 billion in 2005-06 to $49 billion in 2009-10, or 3.6 percent annually. The vast majority of the increase is for transportation ($2.6 billion excluding the bond act), higher education ($1.9 billion) and General Obligation bonds ($600 million).

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State PIT Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State PIT Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of PIT receipts (excluding refunds owed to taxpayers and deposits to STAR be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual PIT receipts or $6 billion.

The State issued its first State PIT Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2006, approximately $6.3 billion of State PIT Revenue Bonds have been issued and outstanding.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation (“LGAC”) to restructure the way the State makes certain local aid payments.

State Credit Ratings. On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt.

On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating. On July 5, 2005, the State’s general obligations were upgraded to A1. On December 21, 2005, Moody’s again upgraded New York’s general obligations to Aa3.

On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; and (3) a challenge to the funding for New York City public schools.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-07 Financial Plan. The State believes that the 2006-07 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2006-07 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2006-07 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2006-07 Financial Plan.

Details regarding outstanding litigation are located in the AIS.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. As of December 31, 2005, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $124 billion, only a portion of which constitutes State-supported or State-related debt.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the nationally recognized municipal securities information repositories. Reference is made to such Official Statements for information about the City. The information for the City of New York comes from the New York City Office of Management and Budget and is available at : www.nyc.gov/html/omb/home.html. The information about the City which is indicted herein is not a summary and is necessarily incomplete.

New York City Fiscal Budget: The City of New York’s most recently completed fiscal year began on July 1, 2005 and ended on June 30, 2006. The fiscal year 2006-2007 Operating Budget is $52.9 billion. The fiscal year 2006-2007 City of New York budget is balanced under generally accepted accounting principles (“GAAP”), with $3.4 billion of fiscal year 2006 resources being used to help balance fiscal year 2007.

The City of New York’s Financial Plan for 2006 through 2009 (the “Financial Plan”) fiscal years projects that the 2006 fiscal year will end balanced in accordance with GAAP and projects budget gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-reduction program. The City’s Financial Plans have normally projected significant budget gaps in the later years of such plans.

In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to re-impose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

For each of its 1981 through 2004 fiscal years, the City has achieved balanced operating results in accordance with the applicable GAAP after discretionary and other transfers. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. Although the audit of 2005 fiscal year is not yet completed, it is expected that the 2005 fiscal year will be the same.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

The City’s general obligations bonds currently are rated “A1” by Moody’s, “A+” by S&P and “A+” by Fitch, Inc. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.

Currently, the City and certain of its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the September 11, 2001 World Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, actions were taken to increase the City’s capital financing capacity by enabling financings to benefit the City, which do not count against the City’s Constitutional debt limit. These include the creation of the New York City Transitional Finance Authority (“TFA”) in 1997 and the Tobacco Settlement Asset Securitization Corporation in 1999. Such actions, combined with the City’s remaining capacity, have enabled the City to project that it has sufficient financing capacity to complete its current Ten-Year Capital Strategy, which extends through fiscal year 2015.

The City Comptroller, OSDC, the Control Board and other agencies and public officials from time to time issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. These reports are generally available at websites maintained by the City Comptroller, OSDC, the Control Board and others. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to the Funds as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Each Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act, as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Tax Free Money Fund Investment

Under investment policies adopted by the Trust, on behalf of Tax Free Money Fund Investment, the Fund will:

under normal conditions, invest at least 80% of its net assets in investments the income from which is exempt from federal income tax.

NY Tax Free Money Fund

Under investment policies adopted by the Trust, on behalf of NY Tax Free Money Fund, the Fund will:

under normal conditions, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax.

Each Fund

Under investment policies adopted by the Trust, on behalf of each Fund, each Fund may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time;

7.	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additional Restrictions. In order to comply with certain statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all or part of its assets in an open-end investment company with substantially the same investment objectives):

(i)	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund’s) total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)

sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)	invest for the purpose of exercising control or management;

(vi)	purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or © more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and, provided further, that the Fund shall not invest in any other open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii)	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (The Funds have no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

For purposes of diversification under the 1940 Act, identification of the “issuer” of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, the subdivision will be regarded as the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee or letter of credit will be considered a separate security issued by the government or entity and would be separately valued.

Portfolio Turnover

Each Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Funds, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Funds’ turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS

Funds Web site as described in the Fund’s prospectuses. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Fund Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Funds making the trade, and not all such information is used by the Advisor in connection with the Funds. Conversely, such information provided to the

Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Funds.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

NET ASSET VALUE

The net asset value (“NAV”) per share for each share class of each Fund, as applicable, is calculated on each day on which the Fund is open (each such day being a “Valuation Day”).

The NAV per share of each Fund is calculated once on each Valuation Day as of 12:00 p.m., Eastern time, the time at which the NAV of a Fund is calculated is referred to herein as (the “Valuation Time”). If the markets for the Funds’ primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share is determined separately for each class of shares by dividing the value of a Fund’s assets attributable to the shares of that class, (i.e., the value of its investment and other assets), less all liabilities, by the total number of shares of that class outstanding. Each class of a Fund’s NAV per share will normally be $1.00.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of  1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Each Fund accepts purchase orders for shares at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of a Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to DWS Scudder Investments Service Company, as the Trust’s Transfer Agent (the “Transfer Agent”) of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 12:00 p.m. (Eastern time) and prior to the close of the New York Stock Exchange (“NYSE”), the shareholder will receive the dividend declared on the following day even if State Street Bank and Trust Company (“State Street”) receives federal funds on that day. If the purchase order and payment in federal funds are received prior to 12:00 p.m., the shareholder will receive that Valuation Day’s dividend. The Funds and their Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Important information about buying and selling shares” or “Policies about transactions,” as applicable, in the Funds’ Prospectuses.

Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to State Street purchase payments in the same business day after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder’s account will be maintained by a Service Agent or the Transfer Agent.

If you have money invested in an eligible Deutsche Asset Management/DWS fund, you can:

•	Wire money into your account,

•	Open an account by exchanging from another eligible Deutsche Asset Management/DWS fund, or

•	Contact your Service Agent or financial advisor.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds’ behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds’ net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds’ shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

Redemption of Shares

The Transfer Agent may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Transfer Agent may on at least 30 days’ notice involuntarily redeem a shareholder’s account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled “Minimum Account Investments” in the Prospectus for the account minimum balance.

The Funds may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the “Fed wire” is open, the primary trading markets for a Fund’s portfolio instruments are open and the Fund’s management believes there is adequate liquidity.

The Funds may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

•	Your account registration has changed within the last 30 days,

•	The check is being mailed to a different address than the one on your account (record address),

•	The check is being made payable to someone other than the account owner,

•	The redemption proceeds are being transferred to another account with a different registration, or

•	You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee’s name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a business or organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption by Check/ACH Debit Disclosure. Each Fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund’s Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

Checkwriting. For Tax-Exempt New York Money Market Fund, all new investors and existing shareholders who apply for checks may use them to pay any person for not more than $5 million. Shareholders should not write redemption checks in an amount less than $250 since a $10 service fee is charged. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund’s book for ten business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The share class pays the bank charges for this service. However, the Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, DWS Scudder Investments Service Company and UMB Bank reserve the right at any time to suspend or terminate the Checkwriting procedure.

This privilege may not be available through some firms that distribute shares of the Trust. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Trust.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Trust reserves the right to terminate or modify this privilege at any time.

The Trust may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

In case of errors or questions about your ACH debit entry transactions please telephone 1-800-730-1313 or write (DWS Scudder Investments Service Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund’s agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund’s liability shall not exceed the amount of the transfer in question.

The Fund, the Fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem Fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-October 2003)	88

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2006	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

Interested Board Member

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director (4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006), DWS Global High Income Fund, Inc. (since August 2006), formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers (3)

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark (5) (1965) President, 2006-present	Managing Director (4), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette (6) (1962) Vice President and Secretary, 2003-present	Director (4), Deutsche Asset Management	n/a

Paul H. Schubert (5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director (4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis (5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger (5) (1962) Assistant Secretary, 2005-present	Director (4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (6) (1962) Assistant Secretary, 2002-present	Managing Director (4), Deutsche Asset Management	n/a

Scott M. McHugh (6) (1971) Assistant Treasurer, 2005-present	Director (4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (6) (1957) Assistant Treasurer, 2003-present	Director (4), Deutsche Asset Management	n/a

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
John Robbins (5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director (4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby (5) (1962) Chief Compliance Officer, 2006-present	Managing Director (4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith (5) (1956) Chief Legal Officer, 2005-present	Managing Director (4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)	Executive title, not a board directorship.

(5)	Address: 345 Park Avenue, New York, New York 10154.

(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held 6 meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are

Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, Messrs. Becton, Froewiss, Fox, and Vogt became a member of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Name of Board Member	Compensation from Tax Free Money Fund Investment	Compensation from NY Tax Free Money Fund	Total Compensation from Fund and Fund Complex(1)
Henry P. Becton, Jr.(3)(4)	$0	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$0	$0	$203,829
Keith R. Fox(3)(4)(5)	$0	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$0	$0	$129,687
Martin J. Gruber(7)(9)	$1,036	$884	$135,000
Richard J. Herring(7)(8)(9)	$1,041	$881	$136,000
Graham E. Jones(7)(9)	$1,079	$891	$144,000
Rebecca W. Rimel(7)(8)(9)	$1,084	$906	$146,280
Philip Saunders, Jr.(7)(9)	$1,082	$894	$145,000
William N. Searcy, Jr.(7)(9)	$1,103	$898	$150,500
Jean Gleason Stromberg(3)(4)(5)	$0	$0	$178,549
Carl W. Vogt(3)(4)(5)	$0	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.

(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from a Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Trustee Ownership in the Funds(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and Fund Complex as of December 31, 2005.

Board Member	Dollar Range of Beneficial Ownership in Tax Free Money Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Independent Board Member:
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001 - $50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000
Interested Board Member:
Axel Schwarzer	None	$0(3)

Board Member	Dollar Range of Beneficial Ownership in NY Tax Free Money Fund	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Independent Board Member:
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000

Board Member	Dollar Range of Beneficial Ownership in NY Tax Free Money Fund	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000
Interested Board Member:
Axel Schwarzer	None	$0(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to each Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

(3)	Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Kenneth C. Froewiss		None
Martin J. Gruber		None
Richard J. Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy, Jr.		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of Tax Free Money Fund Investment.

To the best of the Tax Free Money Fund Investment’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 98,232,709.840 shares in the aggregate, or 52.39% of the outstanding shares of Tax Free Money Fund Investment were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 35,219,195.950 shares in the aggregate, or 18.78% of the outstanding shares of Tax Free Money Fund Investment were held in the name of Charter Mac Origination Trust X X, New York, NY 10022-1801, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 19,450,000.000 shares in the aggregate, or 10.37% of the outstanding shares of Tax Free Money Fund Investment were held in the name of Charter Mac Equity Issuer Trust, New York, NY 10022-1801, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each class of the NY Tax Free Money Fund.

To the best of the NY Tax Free Money Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of July 18, 2006, 79,397,045.430 shares in the aggregate, or 80.52% of the outstanding shares of NY Tax-Free Money Fund, Investment Class were held in the name of Knotfloat & Co, c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their trustees and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by a Fund, but requires compliance with the Code’s pre-clearance requirements, subject to certain exceptions. In addition, the Trust’s Code of Ethics provides for trading “blackout periods” that prohibit trading of personnel within periods of trading by a Fund in the same security. The Trust’s Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ Advisor and its affiliates (including the Funds’ Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Proxy Voting Guidelines

The Funds have delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on “proxy voting” at the bottom of the page).

Investment Advisor

DeAM, Inc. serves as the Funds’ investment advisor pursuant to the terms of a management contract (“Advisory Agreement”).

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for each Fund, including what portion of their assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds’ policies as stated in their Prospectuses and this SAI, or as adopted by the Funds’ Board. The Advisor will also monitor, to the extent not monitored by the Funds’ administrator or other agent, the Funds’ compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Funds’ Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Funds’ Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Funds, including the Funds’ share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds’ custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds’ accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of the Funds’ shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of each Fund on 60 days’ written notice.

Under the Investment Management Agreement with the Trust, DeAM, Inc. receives a fee from Tax Free Money Fund Investment computed daily and paid monthly, at the annual rate of 0.15% of the Fund’s average daily net assets.

Under the Investment Management Agreement with the Trust, DeAM, Inc. receives a fee from NY Tax Free Money Fund computed daily and paid monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Contingent upon effectuation of the merger of Tax-Exempt New York Money Market Fund into NY Tax Free Money Fund, the Advisor has agreed to lower the management fee from NY Tax Free Money Fund to the annual rate of 0.12% of the Fund’s average daily net assets.

Through April 30, 2007, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at 0.75% for the Funds, except for Tax-Exempt New York Money Market Fund class.

Three years from the commencement of operations of the Tax-Exempt New York Money Market Fund share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of Tax-Exempt New York Money Market Fund shares to the extent necessary to maintain the Tax-Exempt New York Money Market Fund shares’ total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $261,375, $222,441 and $276,176, respectively, as compensation for investment advisory services provided to the Tax Free Money Fund Investment. During the same periods DeAM, Inc. reimbursed $126,975, $129,969 and $82,219, respectively, to the Tax Free Money Fund Investment to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $151,094, $133,120 and $145,929, respectively, as compensation for investment advisory services provided to the NY Tax Free Money Fund. During the same periods DeAM, Inc. reimbursed $125,020, $116,712 and $74,838, respectively, to the NY Tax Free Money Fund to cover expenses.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for each Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Funds cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Funds exemptive relief from existing rules. The Funds and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Funds and their shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor and the Administrator, Deutsche Investment Management Americas Inc., may not recoup any of their waived investment advisory or administration and services fees.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Administrator

The Funds recently entered into a new administrative services agreement with Deutsche Investment Management Americas Inc. (the “Administrator”) (the “Administrative Services Agreement”), pursuant to which the Administrator provides administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of each Fund’s average daily net assets.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Administrator provides the Funds with personnel; arranges for the preparation and filing of the Funds’ tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds’ prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Funds’ records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds’ operating expense budgets; reviews and processes the Funds’ bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company (“SSB”), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

The fee payable by the Funds to the Administrator pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Funds’ custodian for cash balances.

Prior to July 1, 2006, Investment Company Capital Corp. served as the Funds’ administrator.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $1,045,500, $889,763 and $1,104,703, respectively as compensation for administrative and other services provided to the Tax Free Money Fund Investment, and did not reimburse any fees.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $604,377, $532,480 and $583,720, respectively, as compensation for administrative and other services provided to the NY Tax Free Money Fund, and did not reimburse any fees.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor of each Fund’s shares pursuant to a distribution agreement (the “Distribution Agreement”). Prior to August 19, 2002, ICC Distributors, Inc. was the Funds’ distributor. The terms and conditions of the Distribution Agreement are exactly the same as the previous distribution agreement with ICC Distributors, Inc., the former distributor of each Fund. DWS-SDI may enter into a selling group agreement (“DWS-SDI Agreement”) with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc. agreement (“ICC Agreement”) will remain in effect. These DWS-SDI Agreement and ICC Agreement may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

The NY Tax Free Money Fund has approved a Rule 12b-1 Plan (the “Plan”) for its Tax-Exempt New York Money Market Fund class pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. The Plan continues in effect from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the NY Tax Free Money Fund without approval by a majority of the outstanding voting securities of the Shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Trust.

DWS-SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms (“firms”) that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. DWS-SDI may also reimburse firms for costs associated with the transfer of client balances to the Fund. DWS-SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.

In addition, DWS-SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Plan not paid to firms to compensate itself for distribution functions performed for the Fund. Currently, DWS-SDI receives distribution fees by the Fund, normally payable monthly, at an annual rate of 0.50% of the average daily net assets of those accounts that it maintains and services. Firms to which service fees may be paid may include affiliates of DWS-SDI. Because Tax-Exempt New York Money Market Fund shares of NY Tax Free Money Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any expenses paid in connection with the Rule 12b-1 Plan to report.

Transfer Agent and Service Agent

DWS Scudder Investments Service Company (“DWS-SISC”) serves as transfer agent of the Trust and of the Funds pursuant to a transfer agency agreement. DWS-SISC’s headquarters is 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DWS-SISC is compensated by DeIM out of its administration fee and may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Funds compensate Service Agents whose customers invest in shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. DWS-SISC acts as a Service Agent pursuant to its agreement with the Trust. DWS-SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with DeIM, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust. As Custodian, State Street holds each Fund’s assets.

Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and from time to time provides certain legal services to the Advisor and the Administrator.

ORGANIZATION OF THE TRUST

The Trust is a Massachusetts business trust organized on July 21, 1986 under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in this SAI and the Funds’ prospectuses. Each share has equal rights with each other share of the same class of the Funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. Each Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share.

Each Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; © an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, © upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Advisor Funds was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed the name of Scudder Advisor Funds on May 16, 2003. Scudder Advisor Funds changed its name to DWS Advisor Funds on February 6, 2006.

DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund’s net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carry forwards. Unless a shareholder instructs the Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

As described above: (i) the Tax Free Money Fund Investment is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and (ii) the NY Tax Free Money Fund is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Free Money Fund Investment or the NY Tax Free Money Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

A Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be ordinary income when it is paid to you. A Fund’s investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the Fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. Any dividends paid by the fund that are properly designated as exempt-interest dividends, however, will not be subject to regular federal income tax. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Each Fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each Fund expects that none of its distributions will be treated as “qualified dividend income” eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for regular federal income tax purposes. Because the Tax Free Money Fund Investment and the NY Tax Free Money Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds will not be deductible for federal income tax and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder of these Funds, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by one of these Funds that represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, as noted in the Prospectus for these Funds, some or all of a Fund’s dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code and (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.

The Internal Revenue Service may decide that a tax-exempt security no longer meets the requirements for such exempt status. If any tax-exempt security held by a Fund were disqualified, interest received from such security would be taxable income.

NY Tax Free Money Fund. Individual New York resident shareholders of NY Tax Free Money Fund will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (i) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (ii) are attributable to interest on New York Municipal Obligations. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because each Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of a Fund’s total assets will consist of securities issued by foreign corporations, neither Fund will be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by a Fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on taxable distributions received from the Fund and on redemptions of the Fund’s shares.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income (and, in the case of the NY Tax Free Money Fund, New York State and New York City) income tax status of his dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from federal income taxation or exempt from New York State and New York City personal income taxation, and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder’s investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated December 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Funds’ Annual Report may be obtained without charge by contacting the Funds’ Service Center at 1-800-730-1313.

APPENDIX

Description of Securities Ratings

Description of S&P corporate bond ratings:

AAA — Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody’s corporate bond ratings:

Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch corporate bond ratings:

AAA—Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA—Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of S&P’s municipal bond ratings:

AAA—Prime—These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds—In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds—Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade—The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody’s municipal bond ratings:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody’s municipal note ratings:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody’s commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch commercial paper ratings:

F1+—Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1—Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

STATEMENT OF ADDITIONAL INFORMATION

Investment Advisor of the Funds

Deutsche Asset Management, Inc.

345 Park Avenue

New York, NY 10154

Distributor

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Administrator

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

Transfer Agent

DWS Scudder Investment Service Company

222 South Riverside Plaza

Chicago, IL 60606-5808

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectus, its SAI or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

The CUSIP numbers for each Fund and class offered herein are:

Tax Free Money Investment:	233364-714
NY Tax Free Money Fund
Investment Class:	233364-698
Tax-Exempt New York Money Market Fund:	23336Y 63 1

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Annual Report

to Shareholders

December 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Investment Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for NY Tax-Free Money Fund Investment and Tax Free Money Fund Investment, each a series of DWS Advisor Funds (the “Trust”) DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each fund.

In the following interview, Lead Portfolio Manager Sonelius Kendrick-Smith discusses the market environment and the portfolio management team’s approach to managing the funds during the most recent fiscal year.

Q: Will you discuss the market environment for the funds during the year ended December 31, 2005?

A: During the year ended December 31, 2005, the US Federal Reserve (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy (i.e., the lowering of interest rates) that occurred through June 2004. In eight increments of 0.25%, the policymakers raised the federal funds rate — the interest rate banks charge when they lend each other money overnight — to 4.25%.

2 Investment Funds

Despite these increases in the federal funds rate, longer-term yields remained low, creating a yield curve — an economic graph with a line going from left to right, showing how high or low yields are from the shortest to the longest maturities — that was atypically flat. (Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.)

Throughout the year, the Fed repeatedly said that its monetary policy remained “accommodative” to economic growth and that risks in the overall economy between inflation and deflation appeared to be balanced.

Indeed, over the period, the US economy showed resiliency despite two devastating hurricanes and continual increases in energy prices. As the year began, monthly job growth was the most important economic indicator for money markets. However, the focus gradually shifted to inflation, with economists and investors watching carefully for any signs of an increase. Going forward, the markets will likely watch for any changes in policy from incoming Fed Chairman Ben S. Bernanke.

At the end of December 2005, the one-year London Interbank Offered Rate (LIBOR) — the rate of interest at which banks borrow large volumes of funds from other banks in the international market, and the most widely used industry standard for measuring one-year money market rates — was at 4.84%, close to a four-year high. The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is set by the Fed) was 4.25%, representing the market’s concern that the Fed may have to continue raising short-term interest rates to keep the economy’s growth moderate and prevent inflation.

Investment Funds 3

Q: How did the funds perform over its most recent fiscal year?

A: For the period ended December 31, 2005, the funds registered favorable performance. NY Tax Free Money Fund Investment achieved its stated objective of providing a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital. Tax Free Money Fund Investment achieved its stated objective of providing a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital.

Q: In light of market conditions during the period, what has been the strategy for the funds?

A: Over the period, we continued to focus on the highest-quality investments for the funds while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to our peers. Each year, during “tax season,” tax-free money fund investors withdraw substantial amounts of money from the market to pay their tax bills. This year, tax-related selling pressure extended for a longer period than usual; we saw substantial withdrawals from March 2005 through May 2005. As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during this time, which significantly boosted performance, was to increase the fund’s floating-rate position to take advantage of the increase in rates. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes, which is a weekly high-grade market index consisting of seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group’s database of more than 10,000 active issues. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

4 Investment Funds

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield — New York Tax Free Money Fund Investment

	7-day current yield
December 31, 2005	2.62	%*
December 31, 2004	1.16	%*

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.42% as of December 31, 2005 and 0.98% for December 31, 2004.

7-Day Current Yield — Tax Free Money Fund Investment

	7-day current yield
December 31, 2005	2.64	%*
December 31, 2004	1.18	%**

**	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.50% as of December 31, 2005 and 1.01% for December 31, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of each fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the product’s most recent month-end performance.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Keeping a larger percentage of assets in overnight liquid positions detracted somewhat from yield and total return.

Investment Funds 5

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek a competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6 Investment Funds

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate each Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Investment Funds 7

NY Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,009.60
Expenses Paid per $1,000*	$3.75

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.48
Expenses Paid per $1,000*	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
NY Tax Free Money Fund Investment	.74%

For more information, please refer to the Fund’s prospectus.

8 Investment Funds

Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,009.80
Expenses Paid per $1,000*	$3.80

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Tax Free Money Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

Investment Funds 9

Portfolio Summary

NY Tax Free Money Fund Investment

Asset Allocation	12/31/05	12/31/04
Municipal Investments	100%	100%

Weighted Average Maturity
NY Tax Free Money Fund Investment	26 days	9 days
iMoneyNet State Specific Retail Money Funds Average**	27 days	31 days

**	Category consists of only retail state tax-free and municipal money market funds.

Asset allocation is subject to change. For more complete details about the Fund’s holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Tax Free Money Fund Investment

Asset Allocation	12/31/05	12/31/04
Municipal Investments	100%	100%

Weighted Average Maturity
Tax Free Money Fund Investment	34 days	28 days
iMoneyNet National Retail Tax Free Money Funds Average*	31 days	34 days

*	Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months & less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

Asset allocation is subject to change. For more complete details about the Fund’s holdings, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Funds’ fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

10 Investment Funds

Investment Portfolios	as of December 31, 2005

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.5%
New York 93.1%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, University of Albany Foundation Student Housing, Series A, 3.55% *, 11/1/2032 (a)	285,000	285,000
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Services, 3.59% *, 6/1/2022, KeyBank NA (b)	3,880,000	3,880,000
Islip, NY, Union Free School District 002, Tax Anticipation Notes, 3.5%, 6/29/2006	3,250,000	3,262,413
Long Island, NY, Power Authority, Electric System Revenue, Series 1A, 3.56% *, 5/1/2033, Bayerische Landesbank (b)	2,200,000	2,200,000
New York, Jay Street Development Corp., Centers Facility Lease Revenue, Series A-1, 3.47% *, 5/1/2022, Depfa Bank PLC (b)	1,915,000	1,915,000
New York, Metropolitan Transportation Authority Revenue:
Series B-16, 144A, 3.53% *, 11/15/2027	100,000	100,000
Series 1040, 144A, 3.54% *, 11/15/2020 (a)	1,100,000	1,100,000
Series 848-D, 144A, 3.55% *, 11/15/2021 (a)	2,490,500	2,490,500
New York, State Dormitory Authority Revenue:
Series A-09, 144A, 2.78% *, 5/15/2031 (a)	1,995,000	1,995,000
3.09%, 1/12/2006	500,000	500,000
3.1%, 1/11/2006	3,685,000	3,685,000
Series B09, 144A, 3.53% *, 3/15/2023 (a)	350,000	350,000
Series 1191, 144A, 3.55% *, 5/15/2013 (a)	2,800,000	2,800,000
New York, State Dormitory Authority Revenue, Mental Health Services, Series D-2A, 3.56% *, 2/15/2031 (a)	200,000	200,000
New York, State Dormitory Authority Revenue, North Shore-Long Island Jewish, Series A, 3.47% *, 11/1/2034, Citibank NA (b)	325,000	325,000
New York, State General Obligation:
2.8% *, 1/5/2006	2,000,000	2,000,000
Series B, 2.9% *, 3/15/2030, Dexia Credit Local France (b)	1,100,000	1,100,000
Series H-3, 3.5% *, 3/1/2034, Bank of New York (b)	1,000,000	1,000,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 3.57% *, 11/1/2036, Bank of New York (b)	2,000,000	2,000,000
New York, State Housing Finance Agency, Service Contract Revenue, Series D, 3.52% *, 3/15/2026, State Street Bank & Trust (b)	1,600,000	1,600,000
New York, State Power Authority, 3.1%, 1/11/2006	2,000,000	2,000,000
New York, State Power Authority Revenue & General Purpose, 2.8% *, 3/1/2016	1,000,000	1,000,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 3.54% *, 3/15/2025 (a)	3,285,000	3,285,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 11

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
New York, Tobacco Settlement Financing Corp.:
Series R-2033, 144A, 3.56% *, 6/1/2021 (a)	1,970,000	1,970,000
Series R-6500, 144A, 3.56% *, 6/1/2021 (a)	2,235,000	2,235,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Abraham Joshua Heschel Project, 3.58% *, 4/1/2032, Allied Irish Bank PLC (b)	1,505,000	1,505,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F-2, 3.56% *, 6/15/2033	2,450,000	2,450,000
New York City, NY, Transitional Finance Authority Revenue, Series A-40, 144A, 3.53% *, 11/1/2026 (a)	970,000	970,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 3.55% *, 11/15/2022	45,000	45,000
Series A, 3.55% *, 2/15/2030	3,300,000	3,300,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 3C, 3.48% *, 11/1/2022	200,000	200,000
Series 1A, 3.52% *, 11/1/2022	240,000	240,000
New York City, NY, Transitional Finance Authority, Stars Certificate, Series 2003-7, 144A, 3.54% *, 2/1/2029	2,400,000	2,400,000
New York, NY, General Obligation:
Series A-3, 3.52% *, 8/1/2031, BNP Paribas (b)	1,565,000	1,565,000
Series 1010, 144A, 3.55% *, 8/1/2013 (a)	3,780,000	3,780,000
Series H-6, 3.55% *, 3/1/2034, Fleet National Bank (b)	600,000	600,000
Series F, 7.0%, 2/1/2006	1,870,000	1,876,470
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 3.52% *, 1/1/2031 (a)	290,000	290,000
Series B-13, 144A, 3.53% *, 11/15/2021 (a)	2,075,000	2,075,000
Series R-2013, 3.55% *, 11/15/2021 (a)	300,000	300,000
Series B-2, 144A, 3.55% *, 1/1/2032	300,000	300,000
Onondaga County, NY, Industrial Development Agency, Civic Facility Revenue, YMCA of Greater Syracuse, Series A, 3.59% *, 11/1/2025, HSBC Bank PLC (b)	3,700,000	3,700,000
Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, Noonan Community Service Corp. Project, Series A, 3.58% *, 3/1/2025, Wilber National Bank (b)	1,435,000	1,435,000
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.48% *, 10/30/2035, Citizens Bank NA (b)	2,250,000	2,250,000
Sachem, NY, Holbrook Central School District, Tax Anticipation Notes, 3.75%, 6/22/2006	3,000,000	3,014,732
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview, Series B, 3.54% *, 8/1/2033, KeyBank NA (b)	2,300,000	2,300,000
Schoharie County, NY, Industrial Development Agency, Civic Facility Revenue, Bassett Hospital Project, Series A, 3.59% *, 2/1/2021, KeyBank NA (b)	200,000	200,000

The accompanying notes are an integral part of the financial statements.

12 Investment Funds

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Seneca County, NY, Industrial Development Agency, Solid Waste Disposal Revenue, Seneca Meadows, Inc. Project, 3.56% *, 10/1/2035, Bank of America NA (b)	3,250,000	3,250,000
Yates County, NY, Industrial Development Agency, Civic Facility Revenue, Series B, 3.54% *, 9/1/2015, KeyBank NA (b)	1,575,000	1,575,000
Yonkers, NY, Industrial Development Agency, Civic Facility Revenue, 3.65% *, 7/1/2021, Bank of New York (b)	1,000,000	1,000,000

		83,899,115
Puerto Rico 5.4%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.51% *, 10/1/2008	2,815,000	2,815,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.53% *, 7/1/2020 (a)	2,070,000	2,070,000

		4,885,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $88,784,115) †	98.5	88,784,115
Other Assets and Liabilities, Net	1.5	1,353,132

Net Assets	100.0	90,137,247

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2005.
†	The cost for federal income tax purposes was $88,784,115.
(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	7.7
Financial Guaranty Insurance Company	4.4
Financial Security Assurance, Inc.	8.3
MBIA Corp.	9.1

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Investment Funds 13

Investment Portfolios	as of December 31, 2005

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.2%
California 9.1%
California, Community College Financing Authority, Series A, 4.0%, 6/30/2006 (a)	1,000,000	1,006,632
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 144A, 3.57% *, 6/1/2045	4,000,000	4,000,000
California, Municipal Finance Authority, Pollution Control Revenue, Chevron USA, Inc. Project, 3.7% *, 6/1/2025	1,000,000	1,000,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	1,500,000	1,510,426
California, State Department of Water Resources, Power Supply Revenue, Series C-9, 3.45% *, 5/1/2022, Citibank NA (b)	5,315,000	5,315,000
California, State General Obligation, Series B-6, 3.15% *, 5/1/2040, KBC Bank NV (b)	1,000,000	1,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	2,000,000	2,014,034

		15,846,092
Colorado 4.1%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 3.55% *, 6/1/2013 (a)	3,000,000	3,000,000
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.56% *, 12/1/2024 (a)	1,990,000	1,990,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.6% *, 7/1/2029, Bank One Colorado NA (b)	2,155,000	2,155,000

		7,145,000
District of Columbia 1.0%
District of Columbia, General Obligation, Core City, 3.6% *, 3/1/2028, Bank of America NA (b)	1,650,000	1,650,000

Florida 0.7%
Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 3.55% *, 8/1/2022, SunTrust Bank (b)	1,200,000	1,200,000

Georgia 3.3%
Athens-Clarke County, GA, University Government Development Authority Revenue, University of Georgia Athletic Association, Series B, 3.74% *, 7/1/2035, Bank of America NA (b)	1,950,000	1,950,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 3.75% *, 1/1/2021 (a)	700,000	700,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Mill Project, 3.54% *, 6/1/2025	1,500,000	1,500,000
Roswell, GA, Housing Authority, Multi-Family Revenue, Post Canyon Project, 3.54% *, 6/1/2025	1,600,000	1,600,000

		5,750,000

The accompanying notes are an integral part of the financial statements.

14 Investment Funds

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Illinois 12.2%
Chicago, IL, General Obligation, Series Z-10, 144A, 3.59% *, 6/29/2029 (a)	3,100,000	3,100,000
Du Page County, IL, Benedictine University Building Project, 3.5% *, 7/1/2024, LaSalle Bank NA (b)	7,400,000	7,400,000
Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 3.58% *, 12/1/2033, Bank One NA (b)	675,000	675,000
Illinois, Educational Facilities Authority Revenue:
3.0%, 4/4/2006	3,000,000	3,000,000
3.2%, 5/3/2006	1,000,000	1,000,000
Illinois, Finance Authority Revenue, Series PA-1286, 144A, 3.55% *, 11/15/2023 (a)	3,500,000	3,500,000
Will & Kendall Counties, IL, Community School District No. 202, Series R-4031, 144A, 3.56% *, 1/1/2023 (a)	2,575,000	2,575,000

		21,250,000
Indiana 3.4%
ABN AMRO, Munitops Certificates Trust, Series 2003-32, 144A, 3.56% *, 1/15/2012 (a)	3,000,000	3,000,000
Indiana, Transportation Finance Authority Highway Revenue:
Series B-21, 144A, 3.54% *, 12/1/2022 (a)	2,085,000	2,085,000
Series 853, 144A, 3.55% *, 6/1/2017 (a)	900,000	900,000

		5,985,000
Iowa 1.2%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems, Series B, 3.55% *, 7/1/2015 (a)	2,100,000	2,100,000

Kentucky 3.8%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.1% *, 8/1/2013, Calyon Bank (b)	1,800,000	1,800,000
Pendleton County, KY, 3.16%, 1/9/2006	2,000,000	2,000,000
Somerset, KY, Blakley Family YMCA, Inc., Project, 3.57% *, 4/1/2015, Fifth Third Bank (b)	2,770,000	2,770,000

		6,570,000
Maryland 1.5%
Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.56% *, 1/1/2034, KBC Bank NV (b)	2,545,000	2,545,000

Michigan 5.0%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.54% *, 1/1/2011 (a)	1,465,000	1,465,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.54% *, 5/1/2011 (a)	1,530,000	1,530,000
Michigan, Higher Education Facilities Authority Revenue, Spring Arbor, 3.57% *, 11/1/2030, Comerica Bank (b)	3,000,000	3,000,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 15

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Michigan, Municipal Securities Trust Certificates, Series 9054-A, 144A, 3.58% *, 4/20/2011	1,900,000	1,900,000
Michigan, University of Michigan, Hospital Revenue, Series A-2, 3.75% *, 12/1/2024	200,000	200,000
Oakland University, MI, Michigan Revenue Bond, 3.55% *, 3/1/2031 (a)	625,000	625,000

		8,720,000
Nevada 2.9%
Clark County, NV, Flood Control Revenue, 3.08%, 1/6/2006	5,000,000	5,000,000

New Jersey 2.6%
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	3,500,000	3,519,604
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 3.15% *, 3/1/2012	1,000,000	1,000,000

		4,519,604
New York 2.5%
New York, Metropolitan Transportation Authority Revenue, Series G-1, 3.45% *, 11/1/2026 (a)	4,255,000	4,255,000

North Carolina 3.2%
North Carolina, Capital Educational Facilities, Finance Agency Revenue, Forsyth Country Day School, 3.55% *, 12/1/2031, Branch Banking & Trust (b)	2,000,000	2,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.55% *, 10/1/2008, Branch Banking & Trust (b)	2,500,000	2,500,000
Series B, 3.55% *, 10/1/2035, Branch Banking & Trust (b)	1,000,000	1,000,000

		5,500,000
Ohio 4.1%
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.57% *, 2/1/2035, National City Bank (b)	5,000,000	5,000,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 3.61% *, 9/1/2020, Fifth Third Bank (b)	605,000	605,000
Series C, 3.61% *, 9/1/2025, Fifth Third Bank (b)	1,325,000	1,325,000
Salem, OH, Hospital Revenue, Salem Community, 3.58% *, 9/1/2035, JPMorgan Chase Bank (b)	200,000	200,000

		7,130,000
Oklahoma 1.7%
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.54% *, 7/1/2032 (a)	3,000,000	3,000,000

The accompanying notes are an integral part of the financial statements.

16 Investment Funds

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Pennsylvania 5.0%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 3.51% *, 7/15/2028	2,075,000	2,075,000
Lehigh County, PA, Industrial Development Authority, Pollution Control Revenue, 3.1% *, 6/1/2014, Rabobank Nederland (b)	180,000	180,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Drexel University, Series B, 3.51% *, 5/1/2033, Allied Irish Bank PLC (b)	50,000	50,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 3.53% *, 8/1/2035, Citizens Bank of PA (b)	4,565,000	4,565,000
Pennsylvania, State Higher Educational Facilities Authority, Hospital Revenue, Series MT-042, 144A, 3.57% *, 1/1/2024	300,000	300,000
Pennsylvania, State School District Revenue Lease, Public School Building Authority, Series A42, 144A, 2.85% *, 6/1/2028 (a)	600,000	600,000
Philadelphia, PA, Redevelopment Authority Revenue, Series R-392, 144A, 3.55% *, 4/15/2028 (a)	1,000,000	1,000,000

		8,770,000
Puerto Rico 0.3%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.51% *, 10/1/2008	520,000	520,000

South Carolina 2.2%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.56% *, 11/1/2032, Wachovia Bank NA (b)	3,890,000	3,890,000

Tennessee 2.2%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.4% *, 5/1/2039	3,100,000	3,100,000
Clarksville, TN, Public Building Authority Revenue, Pooled Financing Program, 3.75% *, 1/1/2033, Bank of America NA (b)	700,000	700,000

		3,800,000
Texas 26.3%
Arlington, TX, General Obligation, Series 760, 144A, 3.55% *, 2/15/2013 (a)	2,995,000	2,995,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 3.56% *, 7/15/2010 (a)	2,300,000	2,300,000
Cypress-FairBanks, TX, Independent School District, Series PT-2512, 144A, 3.55% *, 2/15/2022	5,445,000	5,445,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series 2005-L15-D, 144A, 3.58% *, 2/15/2021	6,000,000	6,000,000
Houston, TX, Series A, 2.86%, 1/12/2006	5,500,000	5,500,000
Houston, TX, Utility Systems Revenue, 3.11%, 1/11/2006	2,000,000	2,000,000
Houston, TX, Water & Sewer Systems Revenue, Star Certificates, Series 2003-14, 144A, 3.55% *, 6/1/2026 (a)	495,000	495,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 17

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 144A, 3.56% *, 2/15/2030	4,705,000	4,705,000
Northside, TX, Independent School District, School Building, 2.85% *, 6/15/2035	2,000,000	2,000,000
Texas, A & M University Revenue, Series 945, 144A, 3.55% *, 5/15/2013	1,455,000	1,455,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	9,100,000	9,187,846
Texas, University of Texas Revenue, 3.08%, 1/17/2006	2,750,000	2,750,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.53% *, 11/15/2035, LaSalle Bank NA (b)	800,000	800,000

		45,632,846
Washington 2.9%
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 144A, 3.56% *, 12/1/2025 (a)	1,840,000	1,840,000
Spokane, WA, Public Facilities District Hotel, Motel & Sales Use Tax, Series R-2041, 144A, 3.56% *, 12/1/2023 (a)	3,140,000	3,140,000

		4,980,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $175,758,542) †	101.2	175,758,542
Other Assets and Liabilities, Net	(1.2)	(2,035,306)

Net Assets	100.0	173,723,236

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2005.
†	The cost for federal income tax purposes was $175,758,542.
(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	8.8
Financial Guaranty Insurance Company	9.1
Financial Security Assurance, Inc.	6.5
MBIA Corporation	2.6

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

18 Investment Funds

Financial Statements

Statements of Assets and Liabilities as of December 31, 2005

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Assets
Investments in securities, at amortized cost	$88,784,115	$175,758,542
Cash	130,509	183,326
Receivable for Investments sold	915,483	1,065,624
Interest receivable	555,309	1,015,940
Other assets	12,610	11,919

Total assets	90,398,026	178,035,351

Liabilities
Payable for investments purchased	—	3,940,769
Dividends payable	153,169	221,307
Administration and service fee payable	48,514	93,196
Accrued management fee	—	5,174
Other accrued expenses and payables	59,096	51,669
Total liabilities	260,779	4,312,115

Net assets, at value	$90,137,247	$173,723,236

Net Assets
Net assets consist of:
Undistributed net investment income	25,578	2,578
Accumulated net realized gain (loss)	(322)	(2,157)
Paid-in capital	90,111,991	173,722,815

Net assets, at value	$90,137,247	$173,723,236

Net Asset Value
Net assets applicable to shares outstanding	$90,137,247	$173,723,236
Shares outstanding, ($.001 par value per share, unlimited number of shares authorized)	90,134,456	173,721,896

Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

Investment Funds 19

Statements of Operations for the year ended December 31, 2005

Investment Income	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Income:
Interest	$2,432,160	$4,326,618
Expenses:
Administration and service fees	604,377	1,045,500

Advisory fee	151,094	261,375
Auditing	41,678	41,294
Legal	25,284	26,900
Trustees’ fees and expenses	9,915	8,305
Reports to shareholders	13,615	14,566
Registration fees	24,303	25,723
Other	10,227	10,151

Total expenses, before expense reductions	880,493	1,433,814
Expense reductions	(129,029)	(132,000)

Total expenses, after expense reductions	751,464	1,301,814

Net investment income	1,680,696	3,024,804
Net realized gain (loss) on investment transactions	289	(2,157)

Net increase (decrease) in net assets resulting from operations	$1,680,985	$3,022,647

The accompanying notes are an integral part of the financial statements.

20 Investment Funds

Statement of Changes in Net Assets — NY Tax Free Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,680,696	$436,636
Net realized gain (loss) on investment transactions	289	9,183
Net increase (decrease) in net assets resulting from operations	1,680,985	445,819
Distributions to shareholders from:
Net investment income	(1,680,695)	(436,714)
Fund share transactions:
Proceeds from shares sold	255,899,620	477,073,897
Reinvestment of distributions	445,761	137,967
Cost of shares redeemed	(276,418,725)	(455,652,178)
Net increase (decrease) in net assets from Fund share transactions	(20,073,344)	21,559,686
Increase (decrease) in net assets	(20,073,054)	21,568,791
Net assets at beginning of period	110,210,301	88,641,510
Net assets at end of period (including undistributed net investment income of $25,578 and $25,577, respectively)	$90,137,247	$110,210,301

Other Information
Shares outstanding at beginning of period	110,207,798	88,648,139
Shares sold	255,899,620	477,073,897
Shares issued to shareholders in reinvestment of distributions	445,761	137,967
Shares redeemed	(276,418,723)	(455,652,205)
Net increase (decrease) in Fund shares	(20,073,342)	21,559,659
Shares outstanding at end of period	90,134,456	110,207,798

The accompanying notes are an integral part of the financial statements.

Investment Funds 21

Statement of Changes in Net Assets — Tax Free Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,024,804	$690,126
Net realized gain (loss) on investment transactions	(2,157)	24,554
Net increase (decrease) in net assets resulting from operations	3,022,647	714,680
Distributions to shareholders from:
Net investment income	(3,024,804)	(690,126)
Fund share transactions:
Proceeds from shares sold	733,051,760	741,308,274
Reinvestment of distributions	926,841	165,273
Cost of shares redeemed	(695,075,364)	(774,896,049)
Net increase (decrease) in net assets from Fund share transactions	38,903,237	(33,422,502)
Increase (decrease) in net assets	38,901,080	(33,397,948)
Net assets at beginning of period	134,822,156	168,220,104
Net assets at end of period (including undistributed net investment income of $2,578 and $0, respectively)	$173,723,236	$134,822,156

Other Information
Shares outstanding at beginning of period	134,819,039	168,241,303
Shares sold	733,051,760	741,308,274
Shares issued to shareholders in reinvestment of distributions	926,841	165,273
Shares redeemed	(695,075,744)	(774,895,811)
Net increase (decrease) in Fund shares	38,902,857	(33,422,264)
Shares outstanding at end of period	173,721,896	134,819,039

The accompanying notes are an integral part of the financial statements.

22 Investment Funds

Financial Highlights

NY Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.017	.005	.003	.006	.02
Net realized and unrealized gain (loss) on investment transactions[b]	—	—	—	—	—
Total from investment operations	.017	.005	.003	.006	.02
Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.006)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[c]	1.70	.47	.32	.65	1.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	110	89	113	110
Ratio of expenses before expense reductions (%)	.87	.88	.83	.82	.80[d]
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75[d]
Ratio of net investment income (%)	1.67	.49	.33	.65	1.86

[a]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the NY Tax Free Money Portfolio for the respective periods.
[b]	Amount is less than $.0005 per share.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Includes expenses of the NY Tax Free Money Portfolio.

Investment Funds 23

Financial Highlights

Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.017	.005	.003	.007	.02
Net realized and unrealized gain (loss) on investment transactions[b]	—	—	—	—	—
Total from investment operations	.017	.005	.003	.007	.02
Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.007)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[c]	1.72	.49	.33	.72	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	135	168	166	164
Ratio of expenses before expense reductions (%)	.82	.84	.80	.80	.79	[d]
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75	[d]
Ratio of net investment income (loss) (%)	1.73	.46	.32	.72	2.11

[a]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the Tax Free Money Portfolio for the respective periods.
[b]	Amount is less than $.005 per share.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Includes expenses of the Tax Free Money Portfolio.

24 Investment Funds

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

DWS Advisor Funds (formerly Scudder Advisor Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (each a “Fund,” and collectively, the “Funds”) are two of the funds the Trust offers to investors.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At December 31, 2005, the Funds had a net tax basis capital loss carryforward as follows, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2013, whichever occurs first.

	Capital Loss Carryforward	Expiration Date
New York Tax Free Money Fund Investment	300	12/31/2013
Tax Free Money Fund Investment	2,160	12/31/2013

Investment Funds 25

D. Distributions of Income

The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

At December 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis are as follows:

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Undistributed tax-exempt income	$25,578	$2,578

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

	For the Years Ended December 31,
	2005	2004
NY Tax Free Money Fund Investment
Distributions from tax-exempt income	$1,680,695	$436,714
Tax Free Money Fund Investment
Distributions from tax-exempt income	$3,024,804	$690,126

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Contingencies

In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

F. Other

Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributed to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

26 Investment Funds

Note 2—Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for each Fund and Investment Company Capital Corp. (“ICCC” or the “Administrator”) is the Administrator for each Fund, both an indirect, wholly owned subsidiary of Deutsche Bank AG. Under the Advisory Agreement, each Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of each Fund, to the extent necessary, to limit expenses to 0.75% of the average daily net assets of each Fund. Accordingly, for the year ended December 31, 2005 each Fund did not impose a portion of its Advisory fee as follows:

	Advisory Fee	Amount Waived	Annual Effective Rate
NY Tax Free Money Fund Investment	$151,094		$125,020.03%
Tax Free Money Fund Investment	$261,375		$126,975.08%

ICCC serves as Administrator and receives a fee based on each Fund’s average daily net assets which is calculated daily and paid monthly at the annual rate of 0.60%.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Funds. For the year ended December 31, 2005, the amount charged to each Fund by DeIM included in the reports to shareholders are as follows:

	Total Aggregated	Unpaid at December 31, 2005
NY Tax Free Money Fund Investment	$5,760	$1,740
Tax Free Money Fund Investment	$5,760	$1,740

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each

Investment Funds 27

Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3—Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse NY Tax Free Money Fund Investment $4,009 and Tax Free Money Fund Investment $5,025, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Note 4—Concentration of Ownership

From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

For the year ended December 31, 2005, there was one shareholder who held approximately 24% of the outstanding shares of Tax Free Money Fund Investment.

Note 5—Line of Credit Agreement

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 5 percent of its net assets under this agreement.

Note 6—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits,

28 Investment Funds

which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to

Investment Funds 29

certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

30 Investment Funds

Note 7—Payment Made by Affiliates

During the year ended December 31, 2005, the Advisor fully reimbursed Tax Free Money Fund Investment $380 for losses incurred on a trade executed incorrectly.

Note 8—Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Investment Funds 31

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

32 Investment Funds

Tax Information	(unaudited)

Of the dividends paid from net investment income for the NY Tax Free Money Fund Investment and Tax Free Money Fund Investment for the taxable year ended December 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Funds 33

Investment Management Agreement Approval

NY Tax Free Money Fund

The Board of Trustees of NY Tax Free Money Fund Investment (the “Fund”), a series of DWS Advisor Funds (the “Trust”), approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional

34 Investment Funds

accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule does not include fee breakpoints but that its total assets are less than $150 million. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 4th quartile of the applicable iMoneyNet universe. The Board also observed that the Fund underperformed its benchmark in the one-, three-and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the

Investment Funds 35

Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

36 Investment Funds

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Investment Funds 37

Tax Free Money Fund

The Board of Trustees of Tax Free Money Fund Investment (the “Fund”), a series of DWS Advisor Funds (the “Trust”), approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds

38 Investment Funds

and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule does not include fee breakpoints but that its total assets are less than $200 million. The Board concluded that the Fund’s fee schedule is appropriate given current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund’s performance was in the 3rd quartile, and for the three- and five-year periods was in the 4th quartile, of the applicable iMoneyNet universe. The Board also observed that the Fund underperformed its benchmark in the one-, three-and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the

Investment Funds 39

Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

40 Investment Funds

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Investment Funds 41

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998–present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996–2004 ).	54

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996–January 2000); Trustee, CREF and CREF Mutual Funds (January 2000–March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004–March 2005) and Director, S.G. Cowen Mutual Funds (January 1985–January 2001).	51

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	51

42 Investment Funds

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); DWS Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998–2005); Trustee, Morgan Stanley Asset Management, various funds (1985–2001); Trustee, Weiss, Peck and Greer, various funds (1985–2005).	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994–present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005).	51

Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	51

William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–October 2003).	51

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999).	120

Investment Funds 43

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004–present); formerly, Managing Director, Putnam Investments (1991–2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management

(1994–1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003–2005); legal associate, Lord, Abbett & Co. LLC (1998–2003).

Elisa D. Metzger[6] 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999–2005).

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo [7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999–2005).

44 Investment Funds

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003–present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994–2003).

A. Thomas Smith[6,8] (1956) Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004–present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999–2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994–1999); senior attorney, The Dreyfus Corporation (1991–1993); senior attorney, Willkie Farr & Gallagher (1989–1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986–1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[5]	Executive title, not a board directorship.
[6]	Address: 345 Park Avenue, New York, New York 10154.
[7]	Address: Two International Place, Boston, Massachusetts 02110.
[8]	Elected on December 2, 2005.

The funds’ Statement of Additional Information includes additional information about the funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Funds 45

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type ‘proxy voting’ in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment

Nasdaq Symbol	BNYXX	BTXXX

CUSIP Number	23336Y 698	23336Y 714

Fund Number	844	839

222 South Riverside Plaza

Chicago, IL 60606-5808

NYTXFREEANN

42078 (2/06)

46 Investment Funds

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Semiannual Report to Shareholders

June 30, 2006

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

NY Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment

for the six months ended June 30, 2006

Actual Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,012.50
Expenses Paid per $1,000*	$3.69

Hypothetical 5% Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,021.12
Expenses Paid per $1,000*	$3.71

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
NY Tax Free Money Fund Investment	.74%

For more information, please refer to the Fund’s prospectus.

2

Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment

for the six months ended June 30, 2006

Actual Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,012.50
Expenses Paid per $1,000*	$3.74

Hypothetical 5% Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,021.08
Expenses Paid per $1,000*	$3.76

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Tax Free Money Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

Portfolio Summary

NY Tax Free Money Fund Investment

Asset Allocation	6/30/06	12/31/05
Municipal Investments Municipal Variable Rate Demand Notes	82%	87%
Municipal Bonds and Notes	18%	13%
	100%	100%
Weighted Average Maturity
NY Tax Free Money Investment	38 days	26 days
iMoneyNet State Specific Retail Money Funds Average*	22 days	27 days

*	The Fund is compared to its respective iMoneyNet Category: State Specific Retail Money Funds Average — Category consists of all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds - 6 months and less, Put Bonds - over 6 months, AMT Paper, and Other Tax-Free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

3

Tax Free Money Fund Investment

Asset Allocation	6/30/06	12/31/05
Municipal Investments Municipal Variable Rate Demand Notes	75%	83%
Municipal Bonds and Notes	25%	17%
	100%	100%
Weighted Average Maturity
Tax Free Money Investment	34 days	34 days
iMoneyNet Retail Tax Free Money Funds Average**	22 days	29 days

** The Fund is compared to its respective iMoneyNet Category: Retail Tax Free Money Funds Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months & less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Funds’ holdings, see pages 6 and 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Funds as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Funds’ top ten holdings and other information about the Funds is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following the Funds’ fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of June 30, 2006 (Unaudited)

NY Tax Free Money Fund Investment

	Principal Amount ($)	Value ($)
Municipal Investments 99.7%
New York 93.7%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, University of Albany Foundation Student Housing, Series A, 4.0%*, 11/1/2032 (a)	285,000	285,000
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Services, 4.04%*, 6/1/2022, KeyBank NA (b)	2,300,000	2,300,000
Long Island, NY, Power Authority, Electric System Revenue, Series 1A, 3.95%*, 5/1/2033, Bayerische Landesbank (b)	1,400,000	1,400,000
Mineola, NY, Union Free School District, Tax Anticipation Notes, 4.5%, 6/29/2007	5,000,000	5,028,671
New York, Metropolitan Transportation Authority Revenue:
3.45%, 10/6/2006	2,000,000	2,000,000

4

Series 848-D, 144A, 3.99%*, 11/15/2021 (a)	2,490,500	2,490,500
Series PA-1083, 144A, 4.0%*, 5/15/2010 (a)	1,450,000	1,450,000
Series 1040, 144A, 4.0%*, 1/15/2020 (a)	3,100,000	3,100,000
Series B-16, 144A, 4.0%*, 11/15/2027	100,000	100,000
New York, Oneida Indian Nation, 3.96%*, 10/1/2032, Bank of America NA (b)	1,605,000	1,605,000
New York, State Dormitory Authority Revenue:
Series 1997, 3.6%, 7/6/2006	1,000,000	1,000,000
Series B09, 144A, 4.0%*, 3/15/2023 (a)	350,000	350,000
Series PA-541, 144A, 4.0%*, 8/1/2038 (a)	500,000	500,000
New York, State Dormitory Authority Revenue, Park Ridge Hospital, Inc., 3.97%*, 7/1/2029, JPMorgan Chase Bank (b)	2,305,000	2,305,000
New York, State Dormitory Authority Revenue, Solar Eclipse Funding Trust, Series 2006-0029, 144A, 3.97%*, 2/15/2012 (a)	700,000	700,000
New York, State General Obligation:
Series B, 2.9%*, 3/15/2030, Dexia Credit Local FRNC (b)	1,080,000	1,080,000
3.48%, 7/6/2006	1,000,000	1,000,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 3.94%*, 11/1/2036, Bank of New York (b)	1,600,000	1,600,000
New York, State Housing Finance Agency, Service Contract Revenue, Series D, 3.95%*, 3/15/2026, State Street Bank & Trust Co. (b)	1,600,000	1,600,000
New York, State Power Authority, 3.6%, 7/13/2006	2,000,000	2,000,000
New York, State Power Authority Revenue & General Purpose, 3.35%*, 3/1/2016	3,500,000	3,500,000
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1383, 144A, 4.01%*, 10/1/2013 (a)	1,090,000	1,090,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 4.0%*, 3/15/2025 (a)	2,575,000	2,575,000
New York, Tobacco Settlement Financing Corp.:
Series R-2033, 144A, 4.02%*, 6/1/2021 (a)	1,960,000	1,960,000
Series R-6500, 144A, 4.02%*, 6/1/2021 (a)	2,230,000	2,230,000
New York, Tsasc, Inc., SeriesR-513CE, 144A, 4.02%*, 6/1/2034	2,200,000	2,200,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Abraham Joshua Heschel Project, 3.99%*, 4/1/2032, Allied Irish Bank PLC (b)	1,505,000	1,505,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 3.98%*, 12/1/2034, Allied Irish Bank PLC (b)	3,200,000	3,200,000
New York City, NY, Municipal Water Finance Authority, 3.67%, 8/17/2006	2,000,000	2,000,000
New York City, NY, Transitional Finance Authority Revenue, Series A-40, 144A, 4.0%*, 11/1/2026 (a)	660,000	660,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A-1, 3.95%*, 11/15/2022	45,000	45,000
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 3-F, 4.0%*, 11/1/2022	1,500,000	1,500,000
New York, NY, General Obligation:
Series J-3, 3.95%*, 2/15/2016, JPMorgan Chase Bank (b)	500,000	500,000
Series H-6, 3.96%*, 3/1/2034, Fleet National Bank (b)	580,000	580,000
Series 1318, 144A, 4.01%*, 6/1/2013 (a)	1,000,000	1,000,000
Series I-8, 4.01%*, 4/1/2036, Bank of America NA (b)	1,500,000	1,500,000

5

Series E-2, 4.03%*, 8/1/2034, Bank of America NA (b)	1,200,000	1,200,000
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 3.95%*, 1/1/2031 (a)	1,235,000	1,235,000
Series B-13, 144A, 4.0%*, 11/15/2021 (a)	2,070,000	2,070,000
Series R-2013, 144A, 4.01%*, 11/15/2021 (a)	300,000	300,000
Onondaga County, NY, Industrial Development Agency, Civic Facility Revenue, YMCA of Greater Syracuse, Series A, 4.04%*, 11/1/2025, HSBC Bank PLC (b)	3,700,000	3,700,000
Orange County, NY, Industrial Development Agency, Civic Facility Revenue, St. Lukes Cornwall Hospital Project, 4.0%*, 7/1/2032, KeyBank NA (b)	2,565,000	2,565,000
Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, Noonan Community Service Corp. Project, Series A, 3.97%*, 3/1/2025, Wilber National Bank (b)	1,300,000	1,300,000
Port Authority of New York & New Jersey, 3.44%, 7/10/2006	900,000	900,000
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.93%*, 10/30/2035, Citizens Bank NA (b)	2,000,000	2,000,000
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview, Series B, 3.99%*, 8/1/2033, KeyBank NA (b)	600,000	600,000
Schoharie County, NY, Industrial Development Agency, Civic Facility Revenue, Bassett Hospital Project, Series A, 4.04%*, 2/1/2021, KeyBank NA (b)	190,000	190,000
Syracuse, NY, Revenue Anticipation Notes, Series B, 4.125%, 10/30/2006, Keybank NA (b)	4,000,000	4,006,590
Yates County, NY, Industrial Development Agency, Civic Facility Revenue, Series B, 3.99%*, 9/1/2015, KeyBank NA (b)	1,510,000	1,510,000
		79,515,761
Puerto Rico 6.0%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.98%*, 10/1/2008	1,600,000	1,600,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.97%*, 7/1/2020 (a)	1,965,000	1,965,000
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Certificates Macon Trust, Series R, 144A, 3.97%*, 7/1/2035 (a)	1,500,000	1,500,000
		5,065,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $84,580,761)+	99.7	84,580,761
Other Assets and Liabilities, Net	0.3	249,301
Net Assets	100.0	84,830,062

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of June 30, 2006.
+	The cost for federal income tax purposes was $84,580,761.
(a)	Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	9.5
Financial Guaranty Insurance Company	7.0
Financial Security Assurance, Inc.	6.2
MBIA Corp.	7.3

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

6

Tax Free Money Fund Investment

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.2%
California 1.6%
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	1,500,000	1,500,280
Colorado 8.4%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 4.01%*, 6/1/2013 (a)	3,000,000	3,000,000
Colorado, Postsecondary Educational Facilities Authority Revenue, Mullen High School Project, 4.07%*, 8/1/2017, Wells Fargo Bank NA (b)	2,905,000	2,905,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 4.2%*, 7/1/2029, Bank One Colorado NA (b)	1,950,000	1,950,000
		7,855,000
Florida 5.2%
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series A, 3.98%*, 11/15/2032, SunTrust Bank (b)	525,000	525,000
Jacksonville, FL, Industrial Development Revenue, Airport Hotel Project, 3.98%*, 7/1/2013, Northern Trust Co. (b)	800,000	800,000
Pasco County, FL, School Board Certificates of Participation, 3.97%*, 8/1/2026 (a)	2,925,000	2,925,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.99%*, 11/1/2034, Allied Irish Bank PLC (b)	600,000	600,000
		4,850,000
Georgia 3.5%
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 4.03%*, 1/1/2021 (a)	750,000	750,000
Fulton County, GA, Development Authority Revenue, Kings Ridge Christian School, 4.01%*, 5/1/2026, Branch Banking & Trust (b)	2,500,000	2,500,000
		3,250,000
Illinois 5.1%
Chicago, IL, General Obligation, Series Z-10, 144A, 4.04%*, 6/29/2029 (a)	3,100,000	3,100,000
Elgin, IL, Judson College Project Revenue, 4.2%*, 7/1/2011, Bank One NA (b)	970,000	970,000
Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 4.0%*, 12/1/2033, Bank One NA (b)	675,000	675,000
		4,745,000
Indiana 5.5%
Indiana, Health & Educational Facility Financing Authority Revenue, Community Village Hartsfield, Series A, 3.97%*, 8/1/2036, Harris NA (b)	3,150,000	3,150,000
Indiana, State Development Finance Authority Revenue, Educational Facilities, Indiana Museum of Art, 4.0%*, 2/1/2039, Bank One NA (b)	1,100,000	1,100,000

7

Indiana, Transportation Finance Authority Highway Revenue, Series 853, 144A, 4.01%*, 6/1/2017 (a)	900,000	900,000
		5,150,000
Kentucky 11.7%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.45%*, 8/1/2013, Calyon Bank (b)	1,800,000	1,800,000
Lexington-Fayette Urban County, KY, Industrial Development Revenue, YMCA Central Kentucky, Inc. Project, 4.04%*, 7/1/2019, Bank One Kentucky NA (b)	1,605,000	1,605,000
Pendleton County, KY, Multi County Lease Revenue, 3.5%, 9/7/2006	5,000,000	5,000,000
Somerset, KY, Blakley Family YMCA, Inc., Project, 4.03%*, 4/1/2015, Fifth Third Bank (b)	2,470,000	2,470,000
		10,875,000
Massachusetts 0.9%
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc., Series A, 3.99%*, 6/1/2030, KeyBank NA (b)	800,000	800,000
Michigan 0.7%
Oakland University, MI, Michigan Revenue, 3.98%*, 3/1/2031 (a)	625,000	625,000
New York 3.5%
Mineola, NY, Union Free School District, Tax Anticipation Notes, 4.5%, 6/29/2007	2,000,000	2,011,468
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 3-E, 4.0%*, 11/1/2022	1,200,000	1,200,000
		3,211,468
North Carolina 4.7%
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 4.01%*, 8/1/2030, Branch Banking & Trust (b)	2,000,000	2,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist, Series B, 4.01%*, 10/1/2008, Branch Banking & Trust (b)	2,350,000	2,350,000
		4,350,000
Ohio 1.2%
Cleveland, OH, Waterworks Revenue, Series M, 3.98%*, 1/1/2033 (a)	500,000	500,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program, Series A, 4.05%*, 9/1/2020, Fifth Third Bank (b)	605,000	605,000
		1,105,000
Oregon 0.7%
Portland, OR, Sewer System Revenue, Series PT-2435, 144A, 4.01%*, 10/1/2023 (a)	700,000	700,000
Pennsylvania 5.1%
Berks County, PA, Industrial Development Authority Revenue, Richard J. Caron Foundation Project, 4.03%*, 9/1/2025, Wachovia Bank NA (b)	2,600,000	2,600,000
Pennsylvania, State Higher Educational Facilities Authority, Hospital Revenue, Series MT-042, 144A, 4.03%*, 1/1/2024	150,000	150,000
Philadelphia, PA, School District, Tax and Revenue Anticipation Notes, Series A, 4.5%, 6/29/2007, Bank of America NA (b)	2,000,000	2,013,600
		4,763,600
Tennessee 2.5%
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 4.02%*, 5/1/2016	2,300,000	2,300,000

8

Texas 37.5%
Clear Creek, TX, Independent School District, Series 04, 144A, 4.01%*, 2/15/2029 (a)	2,495,000	2,495,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 4.02%*, 7/15/2010 (a)	2,295,000	2,295,000
Cypress-FairBanks, TX, Independent School District, Series PT-2512, 144A, 4.01%*, 2/15/2022	3,000,000	3,000,000
Houston, TX, General Obligation, Series A, 3.51%, 7/6/2006	3,000,000	3,000,000
Lubbock, TX, Independent School District, School Building, 5.25%, 2/1/2030	7,000,000	7,024,915
Texas, Hidalgo Willacy Housing Fince Corp., Multi-Family Housing Revenue, Series F18J, 144A, 4.06%*, 1/1/2039	3,885,000	3,885,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	9,100,000	9,122,143
Texas, State Turnpike Authority, Central Texas Turnpike System Revenue, Series 1407, 144A, 4.01%*, 8/15/2042 (a)	4,000,000	4,000,000
		34,822,058
Washington 3.4%
Spokane, WA, Public Facilities District Hotel, Motel & Sales Use Tax, Series R-2041, 144A, 4.01%*, 12/1/2023 (a)	3,130,000	3,130,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $94,032,406)+	101.2	94,032,406
Other Assets and Liabilities, Net	(1.2)	(1,074,781)
Net Assets	100.0	92,957,625

*	Variable demand rate notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of June 30, 2006.
+	The cost for federal income tax purposes was $94,032,406.
(a)	Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	8.2
Financial Guaranty Insurance Company	4.0
Financial Security Assurance, Inc.	10.5
MBIA Corp.	3.3

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

9

Financial Statements

Statements of Assets and Liabilities as of June 30, 2006 (Unaudited)

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Assets
Investments in securities, at amortized cost	$84,580,761	$94,032,406
Cash	—	55,383
Receivable for investments sold	95,000	4,651,395
Interest receivable	409,215	989,538
Other assets	14,383	23,963
Total assets	85,099,359	99,752,685
Liabilities
Payable for investments purchased	—	6,546,995
Dividends payable	147,085	164,217
Accrued management fee	7,274	11,269
Due to custodian	24,066	—
Other accrued expenses and payables	90,872	72,579
Total liabilities	269,297	6,795,060
Net assets, at value	$84,830,062	$92,957,625
Net Assets
Net assets consist of: Undistributed net investment income and distributions in excess of net investment income, respectively	24,942	(222)
Accumulated net realized gain (loss)	53	(2,071)
Paid-in capital	84,805,067	92,959,918
Net assets, at value	$84,830,062	$92,957,625
Net Asset Value
Net assets applicable to shares outstanding	$84,830,062	$92,957,625
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	84,827,532	92,958,999
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

10

Statements of Operations for the six months ended June 30, 2006 (Unaudited)

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Investment Income
Income:

Interest	$1,355,158	$2,791,481
Expenses:

Advisory fee	62,545	129,021
Administration service fee	208,530	516,083
Administration fee	6,942	—
Services to shareholders	17,656	—
Custodian fees	764	—
Distribution service fees	17,355	—
Auditing	18,394	18,410
Legal	12,469	13,194
Trustees’ fees and expenses	4,057	5,960
Reports to shareholders	17,212	12,643
Registration fees	6,635	6,560
Other	5,307	8,839
Total expenses before expense reductions	377,866	710,710
Expense reductions	(66,432)	(65,080)
Total expenses after expense reductions	311,434	645,630
Net investment income	1,043,724	2,145,851
Net realized gain (loss) on investment transactions	375	86
Net increase (decrease) in net assets resulting from operations	$1,044,099	$2,145,937

The accompanying notes are an integral part of the financial statements.

11

Statement of Changes in Net Assets — NY Tax Free Money Fund Investment

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:

Net investment income	$1,043,724	$1,680,696
Net realized gain (loss) on investment transactions	375	289
Net increase (decrease) in net assets resulting from operations	1,044,099	1,680,985
Distributions to shareholders from:

Net investment income	(1,044,360)	(1,680,695)
Fund share transactions:

Proceeds from shares sold	115,903,307	255,899,620
Reinvestment of distributions	243,238	445,761
Cost of shares redeemed	(121,453,469)	(276,418,725)
Net increase (decrease) in net assets from Fund share transactions	(5,306,924)	(20,073,344)
Increase (decrease) in net assets	(5,307,185)	(20,073,054)
Net assets at beginning of period	90,137,247	110,210,301
Net assets at end of period (including undistributed net investment income of $24,942 and $25,578, respectively)	$84,830,062	$90,137,247
Other Information
Shares outstanding at beginning of period	90,134,456	110,207,798
Shares sold	115,903,307	255,899,620
Shares issued to shareholders in reinvestment of distributions	243,238	445,761
Shares redeemed	(121,453,469)	(276,418,723)
Net increase (decrease) in Fund shares	(5,306,924)	(20,073,342)
Shares outstanding at end of period	84,827,532	90,134,456

The accompanying notes are an integral part of the financial statements.

12

Statement of Changes in Net Assets — Tax Free Money Fund Investment

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:

Net investment income	$2,145,851	$3,024,804
Net realized gain (loss) on investment transactions	86	(2,157)
Net increase (decrease) in net assets resulting from operations	2,145,937	3,022,647
Distributions to shareholders from:

Net investment income	(2,148,651)	(3,024,804)
Fund share transactions:

Proceeds from shares sold	299,418,244	733,051,760
Reinvestment of distributions	832,856	926,841
Cost of shares redeemed	(381,013,997)	(695,075,364)
Net increase (decrease) in net assets from Fund share transactions	(80,762,897)	38,903,237
Increase (decrease) in net assets	(80,765,611)	38,901,080
Net assets at beginning of period	173,723,236	134,822,156
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $222 and $2,578, respectively)	$92,957,625	$173,723,236
Other Information
Shares outstanding at beginning of period	173,721,896	134,819,039
Shares sold	299,418,244	733,051,760
Shares issued to shareholders in reinvestment of distributions	832,856	926,841
Shares redeemed	(381,013,997)	(695,075,744)
Net increase (decrease) in Fund shares	(80,762,897)	38,902,857
Shares outstanding at end of period	92,958,999	173,721,896

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

NY Tax Free Money Fund Investment

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:

Net investment income	.012		.017	.005	.003	.006	.02
Net realized and unrealized gain (loss) on investment transactions[c]	—		—	—	—	—	—
Total from investment operations	.012		.017	.005	.003	.006	.02
Less distributions from:

Net investment income	(.012)		(.017)	(.005)	(.003)	(.006)	(.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[d]	1.25	**	1.70	.47	.32	.65	1.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85		90	110	89	113	110
Ratio of expenses before expense reductions (%)	.93	*	.87	.88	.83	.82	.80[e]
Ratio of expenses after expense reductions (%)	.74	*	.75	.75	.75	.75	.75[e]
Ratio of net investment income (%)	2.50	*	1.67	.49	.33	.65	1.86

[a]	For the six months ended June 30, 2006 (Unaudited).
[b]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the NY Tax Free Money Portfolio for the respective periods.
[c]	Amount is less than $.0005 per share.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Includes expenses of the NY Tax Free Money Portfolio.
*	Annualized
**	Not annualized

14

Tax Free Money Fund Investment

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:

Net investment income	.012		.017	.005	.003	.007	.02
Net realized and unrealized gain (loss) on investment transactions[c]	—		—	—	—	—	—
Total from investment operations	.012		.017	.005	.003	.007	.02
Less distributions from:

Net investment income	(.012)		(.017)	(.005)	(.003)	(.007)	(.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[d]	1.25	**	1.72	.49	.33	.72	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93		174	135	168	166	164
Ratio of expenses before expense reductions (%)	.84	*	.82	.84	.80	.80	.79[e]
Ratio of expenses after expense reductions (%)	.75	*	.75	.75	.75	.75	.75[e]
Ratio of net investment income (%)	2.49	*	1.73	.46	.32	.72	2.11

[a]	For the six months ended June 30, 2006 (Unaudited).
[b]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the Tax Free Money Portfolio for the respective periods.
[c]	Amount is less than $.005 per share.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Includes expenses of the Tax Free Money Portfolio.
*	Annualized
**	Not annualized

15

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Advisor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (each a “Fund,” and collectively, the “Funds”) are two of the funds the Trust offers to investors.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Funds a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Funds are taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

At December 31, 2005, the Funds had a net tax basis capital loss carryforward as follows, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2013, whichever occurs first.

	Capital Loss Carryforward	Expiration Date
New York Tax Free Money Fund Investment	$300	12/13/2013
Tax Free Money Fund Investment	$2,160	12/13/2013

Distributions of Income. The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/ amortized for both tax and financial reporting purposes. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributed to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

16

B. Fees and Transactions with Affiliates

Investment Advisory Agreement. Deutsche Asset Management, Inc. (“DeAM” or “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. Under the Investment Advisory Agreement, the Fund pays the Advisor an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.15%.

For the period from January 1, 2006 through May 31, 2006, the Advisor contractually agreed to waive all or a portion of its fees and/or reimburse or pay certain operating expenses of NY Tax Free Money Fund Investment, to the extent necessary, to maintain total operating expenses at 0.75% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Effective June 1, 2006 through September 30, 2006, the Advisor contractually agreed to waive all or a portion of its fees and/or reimburse or pay certain operating expenses of NY Tax Free Money Fund Investment, to the extent necessary, to maintain total operating expenses at 0.746% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

For the period from January 1, 2006 through April 30, 2007, the Advisor contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Tax Free Money Fund Investment, to the extent necessary, to maintain the operating expenses at 0.75% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Accordingly, for the six months ended June 30, 2006 each Fund waived a portion of its Advisory fee as follows:

	Total Aggregated	Waived	Annualized Effective Rate
NY Tax Free Money Fund Investment	$62,545		$52,132.02%
Tax Free Money Fund Investment	$129,021		$60,556.08%

Administrative Service Fee. Investment Company Capital Corp. (“ICCC” or the “Administrator”), an affiliate of the Advisor, is the Administrator for Tax Free Money Fund Investment and pays the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, which is accrued daily and payable monthly at an annual rate of 0.60%. For the period January 1, 2006 through June 30, 2006, ICCC received an Administrative service fee of $71,494, of which $17,355 is unpaid for Tax Free Money Fund Investment.

Effective July 1, 2006, the Administrator agreement with ICCC was terminated and Tax Free Money Fund Investment entered into an Administrative Service Agreement with Deutsche Investment Management Americas Inc. “DeIM”, an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to Tax Free Money Fund Investment. For all services provided under the Administrative Services Agreement, Tax Free Money Fund Investment pays DeIM an annual fee (“Administration fee”) of 0.10% of the its average daily net assets, computed and accrued daily and payable monthly.

Prior to June 1, 2006, ICCC was the Administrator for NY Tax Free Money Fund Investment and paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, which was accrued daily and payable monthly at an annual rate of 0.60%. For the period January 1, 2006 through May 31, 2006, ICCC received an Administrative service fee of $208,530, of which $6,351 was waived and $921 is unpaid.

Effective June 1, 2006, the Administrator agreement with ICCC was terminated and NY Tax Free Money Fund Investment entered into an Administrative Services Agreement with DeIM, pursuant to which DeIM provides most administrative services to NY Tax Free Money Fund Investment. For all services provided under the Administrative Services Agreement, NY Tax Free Money Fund Investment pays DeIM an annual fee (“Administration fee”) of 0.10% of its average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through June 30, 2006, DeIM received an Administration fee of $6,942, all of which is unpaid for NY Tax Free Money Fund Investment.

17

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for NY Tax Free Money Fund Investment. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Prior to June 1, 2006, these fees were included in the Administrative service fee. For the period June 1, 2006 through June 30, 2006, the amount charged the Fund by DWS-SISC aggregated $17,493, of which $5,235 was waived and $12,120 is unpaid.

Distribution Service Agreement. Effective June 1, 2006, DWS Scudder Distributors, Inc. (“DWS-SDI”), an affiliate of the Advisor, provides information and administrative services (“Shareholder Servicing Fee”) to NY Tax Free Money Fund Investment at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period June 1, 2006 through June 30, 2006 the Distribution Service Fee aggregated $17,355, all of which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Funds. For the six months ended June 30, 2006, the amount charged to each Fund by DeIM included in reports to shareholders are as follows:

	Total Aggregated	Unpaid at June 30, 2006
NY Tax Free Money Fund Investment	$5,760	$2,880
Tax Free Money Fund Investment	$5,760	$2,880

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse NY Tax Free Money Fund Investment $2,606 and Tax Free Money Fund Investment $4,465, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Funds have entered into arrangements with its custodian whereby credits realized as a result of uninvested cash advances were used to reduce a portion of each funds expenses. During the six months ended June 30, 2006, the custodian fees were reduced by $108 and $59 for NY Tax Free Money Fund Investment and Tax Free Money Fund Investment, respectively.

D. Concentration of Ownership

From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At June 30, 2006, there was one shareholder who held approximately 83% of the outstanding shares of Tax Free Money Fund Investment.

18

E. Line of Credit Agreement

The Funds and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

19

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

G. Fund Merger

On June 28, 2006, The Board of the Fund approved, in principle, the merger of the Tax Free Money Fund Investment (the “Acquired Fund”) into the Cash Account Trust: Tax-Exempt Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 12, 2006.

H. Subsequent Event

On August 15, 2006, NY Tax Free Money Fund Investment will be renamed NY Tax Free Money Fund and its existing shares will be redesignated as a separate share class named Investment Class.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (the “Funds”), each a series of DWS Advisors Funds (the “Trust”) was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

20

I. Election of Trustees. (“Number of Votes” represents all funds that are series of DWS Advisor Funds)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,724.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

V. Approval of Amended and Restated Declaration of Trust. (“Number of Votes” represents all funds that are series of DWS Advisor Funds)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

*	Broker non-votes are proxies received by the funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

NY Tax Free Money Fund Investment

A Special Meeting of Shareholders (the “Meeting”) of NY Tax Free Money Fund Investment was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor:

Number of Votes:
For	Against	Abstain
45,204,438.790	52,368.810	2,825.870

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
44,966,696.430	290,111.170	2,825.870

21

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
44,941,965.430	77,099.810	240,568.230

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
45,256,807.300	.000	2,825.870

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-E. Concentration for Funds that will not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

22

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-H. Commodities

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-I. Lending

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-J. Portfolio Diversification

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

23

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-O. Short Sales

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-P. Warrants

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-Q. Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Advisor

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

IV. Approval of Reclassification of the Fund’s Investment Objective as Nonfundamental

Number of Votes:
For	Against	Abstain
45,256,807.600	.000	2,825.870

Tax Free Money Fund Investment

A Special Meeting of Shareholders (the “Meeting”) of Tax Free Money Fund Investment was held on June 9, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

24

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor:

Number of Votes:
For	Against	Abstain
90,304,672.370	97,001.940	159,713.890

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain
90,304,672.370	97,001.940	159,713.890

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain
90,236,946.560	164,727.750	159,713.890

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

25

III-E. Concentration for Funds that will not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-HG. Commodities

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-I. Lending

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-J. Portfolio Diversification

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

26

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-O. Short Sales

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-P. Warrants

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-Q. Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Advisor

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
89,758,603.590	97,001.940	705,782.670

27

IV. Approval of Reclassification of the Fund’s Investment Objective as Nonfundamental

Number of Votes:
For	Against	Abstain
90,236,946.560	164,727.750	159,713.890

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 703-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment

Nasdaq Symbol	BNYXX	BTXXX

CUSIP Number	23336Y 698	23336Y 714

Fund Number	844	839

28

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and Deutsche Asset Management mutual funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Deutsche Asset Management

Attention: Correspondence

P.O. Box 219415

Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

29

PART C – OTHER INFORMATION

Item 15. Agreement to Indemnify Independent Trustees for Certain Expenses.

Under Article XI, Section 2 of DWS Advisor Funds’ (the “Trust”) Declaration of Trust, any past or present Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise hereinafter referred to as a “Covered Person”) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Trust. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person would otherwise be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by the Trust in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Trust in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) the Trust is insured against losses from such advances or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, “DeAM”), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Item 16. Exhibits.

(1)	(a)	Declaration of Trust dated July 21, 1986. (1)

	(b)	Supplement to Declaration of Trust dated October 20, 1986. (1)

	(c)	Second Supplement to Declaration of Trust dated May 16, 1988. (1)

	(d)	Amendment to Declaration of Trust dated August 16, 1996. (10)

	(e)	Certificate of Amendment dated May 16, 2003. (10)

	(f)	Amended Establishment and Designation of Series of Shares of Beneficial Interest dated April 29, 2005. (14)

	(g)	Amended Establishment and Designation of Series of Shares of Beneficial Interest dated September 30, 2005. (15)

	(h)	Instrument of Establishment and Designation of Classes dated December 2, 2005. (15)

	(i)	Written Instrument Amending the Declaration of Trust dated December 2, 2005. (15)

	(j)	Instrument of Establishment and Designation of Classes dated June 27, 2006. (18)

	(k)	Amended and Restated Declaration of Trust dated June 30, 2006. (16)

(2)	(a)	By-Laws. (1)

	(b)	By-Laws of DWS Advisor Funds, dated June 27, 2006. (18)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization between Tax-Exempt New York Money Market Fund and NY Tax Free Money
Fund (included as Exhibit A to the Prospectus/Proxy Statement included in this Registration Statement).

(5)	Not Applicable.

(6)	(a)	(i) Investment Advisory Agreement dated July 30, 2002 between International Equity Portfolio and Deutsche Asset Management, Inc. (6)

(ii) Investment Advisory Agreement dated July 30, 2002 between BT Investment Funds and Deutsche Asset Management, Inc. (11)

	(b)	Investment Advisory Agreement dated July 30, 2003 between the Registrant and Deutsche Asset Management, Inc. (7)

	(c)	Investment Advisory Agreement dated July 30, 2003 between the BT Investment Portfolios and Deutsche Asset Management, Inc. (7)

	(d)	Investment Advisory Agreement dated July 30, 2003 between Cash Management Portfolio and Deutsche Asset Management, Inc. (11)

	(e)	Investment Advisory Agreement dated July 30, 2002 between Treasury Money Portfolio and Deutsche Asset Management, Inc. (7)

	(f)	Form of Amendment dated December 17, 2004 to the Investment Advisory Agreement dated July 30, 2002 between the Registrant and Deutsche Asset Management, Inc. (13)

	(g)	Amendment dated September 19, 2005, to the Investment Advisory Agreement dated July 30, 2002 between the Registrant and Deutsche Asset Management, Inc. (15)

	(h)	Amendment to Investment Advisory Agreement between the Registrant and Deutsche Asset Management, Inc. on behalf of DWS Short Duration Plus Fund to be filed.

	(i)	Form of Investment Advisory Agreement between the Registrant and Deutsche Asset Management, Inc., to be filed by amendment.

(7)	Distribution Agreement dated August 19, 2002. (4)

(8)	Not applicable.

(9)	(a)	Custodian Agreement dated July 1, 1996. (2)

	(b)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated April 1, 2003. (7)

(10)	(a)	Rule 12b-1 Plan., to be filed by amendment.

	(b)	Rule 18f-3 Plan., to be filed by amendment.

(11)	Opinion and Consent of Bingham McCutchen LLP, Massachusetts counsel for the Registrant, to be filed by amendment.

(12)	(a)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel for the Registrant, to be filed by amendment.

	(b)	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP. (filed herewith)

(13)	(a)	Administration Agreement dated July 1, 2001. (3)

	(b)	Expense Limitation Agreement dated September 4, 2002. (4)

	(c)	Fund Accounting Agreement between Investment Company Capital Corp. and Scudder Fund Accounting Corporation dated June 3, 2002. (7)

	(d)	Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corp., Scudder Fund Accounting and State Street Bank and Trust Company dated April 1, 2003. (11)

	(e)	Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company. (10)

	(f)	Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003. (7)

	(g)	Expense Limitation Agreement dated April 25, 2003. (9)

	(h)	Expense Limitation Agreement dated August 1, 2003. (11)

	(i)	Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated October 8, 2004. (12)

	(j)	Amendment dated November 17, 2004 to Exhibit B of the Expense Limitation Agreement dated April 25, 2003. (13)

	(k)	Form of Expense Limitation Agreement dated December 17, 2004 between Scudder Advisor Funds on behalf of Scudder Mid Cap Growth Fund, Deutsche Asset Management, Inc. and Investment Company Capital Corp. (13)

	(l)	Form of Expense Limitation Agreement dated December 17, 2004 between Scudder Advisor Funds on behalf of Scudder Small Cap Growth Fund, Deutsche Asset Management, Inc. and Investment Company Capital Corp. (13)

	(m)	Administrative Services Agreement dated, 2006 to be filed by amendment.

(14)	(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant. (filed herewith)

	(b)	Consent of Ernst & Young LLP, independent registered public accounting firm for the Tax-Exempt New York Money Market Fund. (filed herewith)

(15)	Not applicable.

(16)	Powers of Attorney. (17)

(17)	Form of Proxy Card. (filed herewith)

(1)	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-lA (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on July 31, 1995.

(2)	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on July 1, 1997.

(3)	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on June 29, 2001.

(4)	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on November 27, 2002.

(5)	Incorporated by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement as filed with the Commission on February 3, 2003.

(6)	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on February 28, 2003.

(7)	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.

(8)	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on October 1, 2003.

(9)	Incorporated by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement as filed with the Commission on January 30, 2004.

(10)	Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement as filed with the Commission on February 27, 2004.

(11)	Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on April 29, 2004.

(12)	Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement as filed with the Commission on December 3, 2004.

(13)	Incorporated by reference to Post-Effective Amendment No. 116 to Registrant’s Registration Statement as filed with the Commission on February 1, 2005.

(14)	Incorporated by reference to Post-Effective Amendment No. 120 to Registrant’s Registration Statement as filed with the Commission on July 1, 2005.

(15)	Incorporated by reference to Post-Effective Amendment No. 125 to Registrant’s Registration Statement as filed with the Commission on January 27, 2006.

(16)	Incorporated by reference to Post-Effective Amendment No. 141 to Registrant’s Registration Statement as filed with the Commission on June 30, 2006.

(17)	Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on August 4, 2006.

(18)	Incorporated by reference to Post-Effective Amendment No. 145 to Registrant’s Registration Statement as filed with the Commission on August 14, 2006.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 13th day of October, 2006.

DWS ADVISOR FUNDS
(Registrant)

By:	/s/ MICHAEL G. CLARK
Michael G. Clark
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title

/s/ MICHAEL G. CLARK Michael G. Clark	President (Principal Executive Officer)

/s/ PAUL H. SCHUBERT Paul H. Schubert	Chief Financial Officer and Treasurer (Principal Accounting Officer

/s/ *HENRY P. BECTON, JR. Henry P. Becton, Jr.	Trustee

/s/ *DAWN MARIE-DRISCOLL Dawn Marie-Driscoll	Trustee

/s/ *KEITH R. FOX Keith R. Fox	Trustee

/s/ *KENNETH C. FROEWISS Kenneth C. Froewiss	Trustee

/s/ *MARTIN J. GRUBER Martin J. Gruber	Trustee

/s/ *RICHARD J. HERRING Richard J. Herring	Trustee

/s/ *GRAHAM E. JONES Graham E. Jones	Trustee

/s/ *REBECCA W. RIMEL Rebecca W. Rimel	Trustee

/s/ *PHILIP SAUNDERS, JR. Philip Saunders, Jr.	Trustee

/s/ *AXEL SCHWARZER Axel Schwarzer	Trustee

/s/ *WILLIAM N. SEARCY, JR. William N. Searcy, Jr.	Trustee

/s/ *JEAN GLEASON STROMBERG Jean Gleason Stromberg	Trustee

/s/ *CARL W. VOGT Carl W. Vogt	Trustee

*By:	/S/ CAROLINE PEARSON	October 13, 2006
Caroline Pearson, Attorney-in-Fact

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description
4	Form of Agreement and Plan of Reorganization by and between DWS Advisor Funds, on behalf of NY Tax Free Money Fund, and Investors Municipal Cash Fund, on behalf of Tax-Exempt New York Money Market Fund (included as Exhibit A to the Prospectus/Proxy Statement included in this Registration Statement).

12(b)	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP.

14(a)	Consent of Pricewaterhouse Coopers LLP, independent registered public accounting firm for the Registrant.

(b)	Consent of Ernst & Young LLP, independent registered public accounting firm for Tax-Exempt New York Fund.